Summary of Significant Accounting Policies (Policies)	12 Months Ended
Dec. 31, 2020
Disclosure Of Significant Accounting Policies [Abstract]
Basis of Preparation

Basis of Preparation

Our consolidated financial statements have been prepared in accordance with International Financial Reporting Standards, or IFRSs, as issued by the International Accounting Standards Board, or IASB.

Our consolidated financial statements have been prepared under the historical cost basis, except for financial instruments at fair value through profit or loss, or FVPL, financial instruments at fair value through other comprehensive income, or FVOCI, and investment properties that are measured at fair values.

Our consolidated financial statements are presented in Philippine Peso, PLDT’s functional currency, and all values are rounded to the nearest million, except when otherwise indicated.

Our consolidated financial statements provide comparative information in respect of the previous period.

Basis of Consolidation

Basis of Consolidation

Our consolidated financial statements include the financial statements of PLDT and the following subsidiaries (collectively, the “PLDT Group”) as at December 31, 2020 and 2019:

			2020		2019
	Place of		Percentage of Ownership
Name of Subsidiary	Incorporation	Principal Business Activity	Direct	Indirect	Direct	Indirect
Wireless
Smart:	Philippines	Cellular mobile services	100.0	—	100.0	—
Smart Broadband, Inc., or SBI, and Subsidiary	Philippines	Internet broadband distribution services	—	100.0	—	100.0
Primeworld Digital Systems, Inc., or PDSI	Philippines	Internet broadband distribution services	—	100.0	—	100.0
I-Contacts Corporation	Philippines	Operations support servicing business	—	100.0	—	100.0
Smart Money Holdings Corporation, or SMHC(a)	Cayman Islands	Investment company	—	100.0	—	100.0
Far East Capital Limited, or FECL(b)	Cayman Islands	Cost effective offshore financing and risk management activities for Smart	—	100.0	—	100.0
PH Communications Holdings Corporation	Philippines	Investment company	—	100.0	—	100.0
Connectivity Unlimited Resource Enterprise	Philippines	Cellular mobile services	—	100.0	—	100.0
Francom Holdings, Inc.:	Philippines	Investment company	—	100.0	—	100.0
Chikka Holdings Limited, or Chikka, and Subsidiaries, or Chikka Group(b)	British Virgin Islands	Content provider, mobile applications development and services	—	100.0	—	100.0
Wifun, Inc.	Philippines	Software developer and selling of WiFi access equipment	—	100.0	—	100.0
Telesat, Inc.(b)	Philippines	Satellite communications services	100.0	—	100.0	—
ACeS Philippines Cellular Satellite Corporation, or ACeS Philippines	Philippines	Satellite information and messaging services	88.5	11.5	88.5	11.5
Digitel Mobile Philippines, Inc., or DMPI, (a wholly-owned subsidiary of Digitel)	Philippines	Cellular mobile services	—	99.6	—	99.6
Fixed Line
PLDT Clark Telecom, Inc., or ClarkTel	Philippines	Telecommunications services	100.0	—	100.0	—
PLDT Subic Telecom, Inc., or SubicTel	Philippines	Telecommunications services	100.0	—	100.0	—
PLDT Global Corporation, or PLDT Global, and Subsidiaries	British Virgin Islands	Telecommunications services	100.0	—	100.0	—
Smart-NTT Multimedia, Inc.(b)	Philippines	Data and network services	100.0	—	100.0	—
PLDT-Philcom, Inc., or Philcom, and Subsidiaries, or Philcom Group	Philippines	Telecommunications services	100.0	—	100.0	—
Talas Data Intelligence, Inc.	Philippines	Business infrastructure and solutions; intelligent data processing and implementation services and data analytics insight generation	100.0	—	100.0	—
ePLDT, Inc., or ePLDT:	Philippines	Information and communications infrastructure for internet-based services, e-commerce, customer relationship management and IT related services	100.0	—	100.0	—
IP Converge Data Services, Inc., or IPCDSI, and Subsidiary, or IPCDSI Group	Philippines	Information and communications infrastructure for internet-based services, e-commerce, customer relationship management and IT related services	—	100.0	—	100.0
Curo Teknika, Inc., or Curo	Philippines	Managed IT outsourcing	—	100.0	—	100.0
ABM Global Solutions, Inc., or AGS, and Subsidiaries, or AGS Group	Philippines	Internet-based purchasing, IT consulting and professional services	—	100.0	—	100.0
ePDS, Inc., or ePDS	Philippines	Bills printing and other related value-added services, or VAS	—	100.0	—	100.0
netGames, Inc.(b)	Philippines	Gaming support services	—	57.5	—	57.5
MVP Rewards Loyalty Solutions, Inc., or MRSI(c)	Philippines	Full-services customer rewards and loyalty programs	—	100.0	—	100.0
Digitel:	Philippines	Telecommunications services	99.6	—	99.6	—
Digitel Information Technology Services, Inc.(b)	Philippines	Internet services	—	99.6	—	99.6
PLDT-Maratel, Inc., or Maratel	Philippines	Telecommunications services	98.0	—	98.0	—
Bonifacio Communications Corporation, or BCC	Philippines	Telecommunications, infrastructure and related VAS	75.0	—	75.0	—
Pacific Global One Aviation Company, Inc., or PG1	Philippines	Air transportation business	65.3	—	65.0	—
Pilipinas Global Network Limited, or PGNL, and Subsidiaries	British Virgin Islands	International distributor of Filipino channels and content	64.6	—	64.6	—
Others
PLDT Global Investments Holdings, Inc., or PGIH	Philippines	Investment company	100.0	—	100.0	—
PLDT Digital Investments Pte. Ltd., or PLDT Digital, and Subsidiaries	Singapore	Investment company	100.0	—	100.0	—
Mabuhay Investments Corporation(b)	Philippines	Investment company	67.0	—	67.0	—
PLDT Global Investments Corporation, or PGIC	British Virgin Islands	Investment company	—	100.0	—	100.0
PLDT Communications and Energy Ventures, Inc., or PCEV	Philippines	Investment company	—	99.9	—	99.9

(a)	In 2019, SMHC was dissolved.
(b)	Ceased commercial operations.
(c)	On September 14, 2018, MRSI was incorporated and ePLDT made an initial investment of Php50 million.

Subsidiaries are fully consolidated from the date of acquisition, being the date on which PLDT obtains control, and continue to be consolidated until the date that such control ceases.  We control an investee when we are exposed, or have rights, to variable returns from our involvement with the investee and when we have the ability to affect those returns through our power over the investee.

The financial statements of our subsidiaries are prepared for the same reporting period as PLDT.  We prepare our consolidated financial statements using uniform accounting policies for like transactions and other events with similar circumstances.

Profit or loss and each component of other comprehensive income are attributed to the equity holders of PLDT and to the noncontrolling interests, even if this results in the noncontrolling interests having a deficit balance.

Noncontrolling interests share in losses even if the losses exceed the noncontrolling equity interest in the subsidiary.

A change in the ownership interest of a subsidiary, without loss of control, is accounted for as an equity transaction and impact is presented as part of other equity reserves.

If PLDT loses control over a subsidiary, it: (a) derecognizes the assets (including goodwill) and liabilities of the subsidiary; (b) derecognizes the carrying amount of any noncontrolling interest; (c) derecognizes the cumulative translation differences recorded in equity; (d) recognizes the fair value of the consideration received; (e) recognizes the fair value of any investment retained; (f) recognizes any surplus or deficit in profit or loss; and (g) reclassifies the Parent Company’s share of components previously recognized in other comprehensive income to profit or loss or retained earnings, as appropriate.

Divestment of CURE

On October 26, 2011, PLDT received the Order issued by the NTC approving the application jointly filed by PLDT and Digitel for the sale and transfer of approximately 51.6% of the outstanding common stock of Digitel to PLDT.  The approval of the application was subject to conditions which included the divestment by PLDT of CURE, in accordance with the Divestment Plan, as follows:

•	CURE is obligated to sell its Red Mobile business to Smart consisting primarily of its subscriber base, brand and fixed assets; and

•

Smart is obligated to sell all of its rights and interests in CURE whose remaining assets will consist of its congressional franchise, 10 Megahertz, or MHz, of 3G frequency in the 2100 band and related permits.

In compliance with the commitments in the divestment plan, CURE completed the sale and transfer of its Red Mobile business to Smart on June 30, 2012 for a total consideration of Php18 million through a series of transactions, which included: (a) the sale of CURE’s Red Mobile trademark to Smart; (b) the transfer of CURE’s existing Red Mobile subscriber base to Smart; and (c) the sale of CURE’s fixed assets to Smart at net book value.

In a letter dated July 26, 2012, Smart informed the NTC that it has complied with the terms and conditions of the divestment plan as CURE had rearranged its assets, such that, except for assets necessary to pay off obligations due after June 30, 2012 and certain tax assets, CURE’s only remaining assets as at June 30, 2012 were its congressional franchise, the 10 MHz of 3G frequency in the 2100 band and related permits.

In a letter dated September 10, 2012, Smart informed the NTC that the minimum Cost Recovery Amount, or CRA, to enable PLDT to recover its investment in CURE includes, among others, the total cost of equity investments in CURE, advances from Smart for operating requirements, advances from stockholders and associated funding costs.  In a letter dated January 21, 2013, the NTC referred the computation of the CRA to the Commissioners of the NTC.

In a letter dated March 5, 2018, PLDT informed the NTC that it is waiving its right to recover any and all cost related to the 10MHz of 3G radio frequency previously assigned to CURE.  Accordingly, CURE will not claim any cost associated with it in the event of subsequent assignment by the NTC to another qualified telecommunication company.  With the foregoing, PLDT is deemed to have fully complied with its obligation to divest from CURE as a condition to the sale and transfer of Digitel shares to PLDT.

In 2018, Smart recognized full impairment of its receivable from CURE, due to uncertainty of collectability, and its investments in PHC and FHI, which holds the 97% and 3% interest in CURE, respectively.  These transactions were eliminated in our consolidated financial statements.

ePLDT’s Additional Investment in ePDS

On March 5, 2018 and August 7, 2018, the Board of Directors of ePLDT approved the additional investment in ePDS amounting to Php134 million and Php66 million, respectively, thereby increasing its equity interest in ePDS from 67% to 95%.  On November 7, 2019, ePLDT acquired the 5% minority interest in ePDS for a consideration of Php20 million, thereby increasing its equity interest in ePDS from 95% to 100%.  This transaction was eliminated in our consolidated financial statements.

Expiration of Digitel’s Legislative Franchise

On February 17, 1994, the Philippine Congress granted a legislative franchise to Digitel under Republic Act No. 7678 to install, operate and maintain telecommunications systems throughout the Philippines for public domestic and international telecommunications, and for other purposes.  Republic Act No. 7678 expired on February 17, 2019 and was not renewed due to the migration of all of its subscribers to PLDT in January 2018.  Our management is currently assessing the business direction of Digitel moving forward.  PLDT has committed to provide financial support to discharge its liabilities as the need arises.  This transaction was eliminated in our consolidated financial statements.

Decrease in PCEV’s Authorized Capital Stock and Par Value of Common Stock

On May 10, 2019 and June 25, 2019, PCEV’s Board of Directors and stockholders, respectively, approved the following resolutions and amendments to the articles of incorporation of PCEV: (a) decrease in the par value of common stock; and (b) decrease in the authorized capital stock as follows:

	Prior to Amendments			After Amendments
	Authorized Capital (Php)	Number of Shares	Par Value (Php)	Authorized Capital (Php)	Number of Shares	Par Value (Php)
	(in millions)			(in millions)
Common Stock	12,060	1	21,000	4,996	1	8,700
Class I Preferred Stock	67	33	2	67	33	2
Class II Preferred Stock	50	50	1	50	50	1
Total Authorized Capital Stock	12,177	84		5,113	84

The decrease in PCEV’s authorized capital was approved by the Philippine SEC on December 19, 2019.  Consequently, the partial return of capital representing their proportionate share in the decrease in par value amounting to Php6,825 million and Php4 million were paid to Smart and PCEV’s minority shareholders, respectively.  This transaction was eliminated in our consolidated financial statements.

Expiration of Philcom’s Legislative Franchise

Effective September 15, 2019, Philcom ceased to operate as a telecommunications service provider, pursuant to the expiration of its legislative franchise, Republic Act No. 7783.  In order to facilitate continued customer service, arrangements have been made between Philcom and PLDT where PLDT would make its services available to the affected Philcom subscribers on a voluntary basis.  The NTC interposed no objection to the transfer of Philcom’s subscribers to PLDT, subject to certain conditions.  Consequently, Philcom and PLDT executed a Deed of Assignment on August 15, 2019 and September 13, 2019 wherein all property and equipment of Philcom, accounts receivable, inventories and subscribers were transferred to PLDT for a total consideration of Php1,760 million and Php319 million, respectively, after complying with the conditions imposed by NTC.  PLDT has committed to provide financial support to discharge its liabilities as the need arises.  This transaction was eliminated in our consolidated financial statements.

Expiration of SubicTel’s Franchise

Effective January 23, 2020, SubicTel ceased to operate as a telecommunications service provider, pursuant to the expiration of its franchise issued by the Subic Bay Metropolitan Authority, or SBMA.  In order to facilitate continued customer service, arrangements have been made between SubicTel and PLDT where PLDT would make its services available to the affected SubicTel subscribers on a voluntary basis, and SubicTel assigned its assets and subscribers to PLDT for a consideration of Php622 million.  The NTC did not object to the transfer of SubicTel’s subscribers to PLDT, subject to certain conditions.  Likewise, the SBMA Board approved the issuance of Certificate of Registration to PLDT to operate within SBMA.  The PLDT Board of Directors had approved the acquisition of the assets and subscribers of SubicTel on September 24, 2019.  This transaction was eliminated in our consolidated financial statements.

Expiration of Maratel’s Legislative Franchise

Effective April 27, 2020, Maratel ceased to operate as a telecommunications service provider, following the expiration of its legislative franchise, Repubic Act No. 7970.  In order to ensure continued customer service, Maratel assigned its assets and subscribers to PLDT for a consideration of Php500 million.  The NTC did not object to the transfer of Maratel subscribers to PLDT, subject to certain conditions.  The PLDT Board of Directors had approved the acquisition of Maratel’s assets and subscribers on November 7, 2019.  This transaction was eliminated in our consolidated financial statements.

Corona Virus, or Covid-19, Pandemic

On March 8, 2020, Presidential Proclamation No. 922 was issued, declaring a State of Public Health Emergency throughout the Philippines due to Covid-19.  In a move to contain the Covid-19 pandemic, on March 12, 2020, the Office of the President of the Philippines issued a memorandum directive to impose stringent social distancing measures in the National Capital Region effective March 15, 2020.  On March 16, 2020, Presidential Proclamation No. 929 was issued, declaring a State of Calamity throughout the Philippines for a period of six months from March 17, 2020 (at midnight), unless earlier lifted or extended as circumstances may warrant, and imposed an enhanced community quarantine, or ECQ, throughout the island of Luzon until April 12, 2020, unless earlier lifted or extended as circumstances may warrant.  On March 24, 2020, Republic Act No. 11469, otherwise known as the “Bayanihan to Heal As One Act”, was signed into law, declaring a state of national emergency over the entire country, and authorizing the President of the Philippines to exercise certain powers necessary to address the Covid-19 pandemic.  On April 7, 2020, the Office of the President of the Philippines released a memorandum extending the ECQ over the entire Luzon island until April 30, 2020.  On May 1, 2020, the Government further extended the ECQ over, among others, certain portions of Luzon, including Metro Manila, until May 15, 2020, while easing restrictions in other parts of the country.  On May 11, 2020, the Inter-Agency Task Force for the Management of Emerging Infectious Diseases, or IATF, placed high-risk local government units under modified ECQ from May 16, 2020 until May 31, 2020, where certain industries were allowed to operate under strict compliance with minimum safety standards and protocols.  On May 27, 2020, the IATF reclassified various provinces, Highly Urbanized Cities, or HUCs, and independent component cities depending on the risk-level.  Meanwhile, on May 28, 2020, the Government placed Metro Manila under general community quarantine, or GCQ, allowing for the partial reopening of certain businesses and public transportation while continuing to limit general movements.  Pursuant to the declaration of the President on August 2, 2020, the National Capital Region and the provinces of Laguna, Cavite, Rizal and Bulacan were placed under modified ECQ from August 4, 2020 until August 18, 2020.  On August 17, 2020, the President placed Metro Manila, Bulacan, Cavite, Rizal, Nueva Ecija, Batangas, Quezon Province, Iloilo City, Cebu City, Lapu-Lapu City, Mandaue City, Talisay City, the municipalities of Minglanilla and Consolacion in Cebu under GCQ. The rest of the country was placed under Modified GCQ, or MGCQ, effective August 19, 2020.  The period of GCQ for Metro Manila was extended until November 30, 2020.  On December 1, 2020, by order of the President, the Executive Secretary issued a Memorandum, advising that the President, taking into consideration the recommendation of the IATF, had approved the community quarantine classification of Provinces, HUCs, and independent component cities from December 1 to 31, 2020 as indicated therein. Under said Memorandum, all HUCs of the National Capital Region, the Municipality of Pateros, Batangas, Iloilo City, Tacloban City, Iligan City, Lanao del Sur Province, Davao City and Davao del Norte Province were placed under GCQ, while the rest of the areas listed thereunder were placed under MGCQ, without prejudice to the declaration of localized ECQ in critical areas.

On September 15, 2020, Republic Act No. 11494 or the “Bayanihan to Recover As One Act” took effect,  providing for Covid-19 response and recovery interventions and providing mechanisms to accelerate the recovery and bolster the resiliency of the Philippine economy, providing funds therefore and for other purposes. Apart from authorizing the President to exercise powers necessary to undertake certain Covid-19 response and recovery interventions, Republic Act No. 11494 also affirmed the existence of a continuing national emergency, in view of unabated spread of the Covid-19 virus and the ensuing economic disruption therefrom.

On September 16, 2020, Presidential Proclamation No. 1021 was issued, extending the State of Calamity throughout the Philippines due to Covid-19 for a period of one-year effective September 13, 2020 to September 12, 2021, unless earlier lifted or extended as circumstances may warrant.

These and other measures have affected and caused disruption to businesses and economic activities, and their impacts on businesses continue to evolve.  See Amendments to IFRS 16, Leases, Covid-19 Related Concessions below, Note 3 – Estimating allowance for expected credit losses and Note 5 – Income and expenses – Contract balances.

To provide our customers with connectivity when they need it the most, we provided zero-rated access to certain Government agencies and emergency hotlines, boosted minimum speeds for our PLDT Home subscribers, increased data allocations for postpaid and prepaid customers, equipped our corporate customers with telecommuting solutions, suspended disconnections for our postpaid customers, free use of selected business corporations for corporate customers and for our Overseas Filipino Workers, extended the duration of free calls through our Free Bee app.  On May 1, 2020, we implemented a six-month installment payment program for the outstanding monthly bills of our postpaid subscribers.  Under this payment program, PLDT Home, Smart consumer postpaid, and Sun consumer postpaid subscribers can settle their unpaid balances as at April 30, 2020 in six equal monthly payments with 0% interest and no penalties.  This program was further extended for two months that ended on December 31, 2020.  In cases where our service teams need to enter customers’ homes or business premises, we have equipped them with protective gear such as face masks and gloves.  Members of our service teams have also been trained in the proper health protocols for before, during, and after site visits, including maintaining proper social distances with customers at all times.

In 2020, total expenses related to our Covid-19 measures amounted to Php903 million.

Sun Prepaid Rebranding to Smart Prepaid

On October 21, 2020, Smart and DMPI entered into a Rebranding Agreement wherein Sun Prepaid subscribers were rebranded as Smart Prepaid subscribers.  The brand consolidation under Smart aims to capitalize on Smart’s robust mobile data network to provide superior mobile data experience to all Sun subscribers and achieve cost efficiency in brand management.

Post-rebranding, the ownership of Sun Prepaid subscribers remains under DMPI.  Under the terms of the agreement, Smart will settle a fixed fee representing DMPI’s proportionate share on the distributed subscriber revenues.  This transaction was eliminated in our consolidated financial statements.

As a result of the rebranding, PLDT reassessed the useful life of the Sun Trademark arising from the acquisition of Digitel in 2011 amounting to Php4,505 million.  The Sun Trademark, which was previously projected to be of continued use and was accordingly estimated to be with indefinite life is now amortized over a period of 12 months starting August 2020.  Total amortization of the Sun Trademark amounted to Php1,877 million as at December 31, 2020.  See Note 3 – Management’s Use of Accounting Judgments, Estimates and Assumptions – Estimating useful lives of intangible assets with finite lives and Note 15 – Goodwill and Intangible Assets - Amortization of Sun Cellular Trademark.

Sale of PLDT Prepaid HOME Wifi, or PHW, Subscribers to Smart

On January 29, 2021, PLDT and Smart entered into a Sale/Purchase Agreement on the transfer of PLDT’s  PHW subscribers to Smart to consolidate fixed wireless services under Smart in order to optimize shared resources for wireless broadband, have seamless upgrades and cross-selling of products for simplified customer experience and to better manage network costs and wireless network capacity.

The transfer of PHW subscribers took effect on March 1, 2021 after compliance with the NTC’s required
30-day notice to subscribers.  The initial purchase price for the transfer, together with the PHW inventories and unearned revenues, amounted to Php1,455 million, exclusive of value-added tax, subject to purchase price adjustment.  This transaction will be eliminated in our consolidated financial statements.

Amended Standards

Amended Standards

The accounting policies adopted are consistent with those of the previous financial year, except that we have adopted the following amended standards starting January 1, 2020.  The adoption of these amended standards did not have significant impact on our financial position or performance.

•	Amendments to IFRS 3, Business Combinations, Definition of Business

The amendments to IFRS 3 clarify that to be considered a business, an integrated set of activities and assets must include, at a minimum, an input and a substantive process that together significantly contribute to the ability to create output.  Furthermore, it clarifies that a business can exist without including all of the inputs and processes needed to create outputs.  These amendments may impact future periods should the Group enter into any business combinations.

•	Amendments to International Accounting Standards, or IAS 1, Presentation of Financial Statements, and IAS 8, Accounting Policies, Changes in Accounting Estimates and Errors, Definition of Material

The amendments provide a new definition of material that states “information is material if omitting, misstating or obscuring it could reasonably be expected to influence decisions that the primary users of general purpose financial statements make on the basis of those financial statements, which provide financial information about a specific reporting entity.”

The amendments clarify that materiality will depend on the nature or magnitude of information, either individually or in combination with other information, in the context of the financial statements.  A misstatement of information is material if it could reasonably be expected to influence decisions made by the primary users.

•	Amendments to IFRS 9, Financial Instruments and IFRS 7, Financial Instruments: Disclosures, Interest Rate Benchmark Reform Phase I

The amendments to IFRS 9 provide a number of reliefs, which apply to all hedging relationships that are directly affected by the interest rate benchmark reform.  A hedging relationship is affected if the reform gives rise to uncertainties about the timing and or amount of benchmark-based cash flows of the hedged item or the hedging instrument.

•	Conceptual Framework for Financial Reporting issued on March 29, 2018

The Conceptual Framework is not a standard, and none of the concepts contained therein override the concepts or requirements in any standard.  The purpose of the Conceptual Framework is to assist the standard-setters in developing standards, to help preparers develop consistent accounting policies where there is no applicable standard in place and to assist all parties to understand and interpret the standards.

The revised Conceptual Framework includes new concepts, provides updated definitions and recognition criteria for assets and liabilities and clarifies some important concepts.

•	Amendments to IFRS 16, Leases, Covid-19 Related Rent Concessions

The amendments provide relief to lessees from applying the IFRS 16 requirement on lease modifications to rent concessions arising as a direct consequence of the Covid-19 pandemic.  A lessee may elect not to assess whether a rent concession from a lessor occurring as a direct consequence of the Covid-19 pandemic is a lease modification if it meets all of the following criteria:

a.	The change in lease payments results in a revised lease consideration for the lease that is substantially the same as, or less than, the consideration for the lease immediately preceding the change;
b.	Any reduction in lease payments affects only payments originally due on or before June 30, 2021; and
c.	There is no substantive change to other terms and conditions of the lease.

A lessee that applies this practical expedient will account for any change in lease payments resulting from the Covid-19 related rent concession in the same way it would account for a change that is not a lease modification, i.e., as a variable lease payment.

The amendments are effective for annual reporting periods beginning on or after June 1, 2020.  Early adoption is permitted.

We adopted the amendments beginning June 1, 2020 and applied the practical expedient where rent concessions as a result of the Covid-19 pandemic that meets the criteria above shall not be considered as a lease modification.

Lessors have granted forgiveness on lease payments as an effect of the Covid-19 pandemic.  The rent concessions for PLDT and Smart (including DMPI) amounted to Php137 million for the year ended December 31, 2020.

Business Combinations and Goodwill

Business Combinations and Goodwill

Business combinations are accounted for using the acquisition method.  The cost of an acquisition is measured as the aggregate of the consideration transferred, measured at acquisition date fair value, and the amount of any noncontrolling interest in the acquiree.  For each business combination, we elect whether to measure the components of the noncontrolling interest in the acquiree either at fair value or at the proportionate share of the acquiree’s identifiable net assets.  Acquisition-related costs are expensed as incurred and included in selling, general and administrative expenses.

When we acquire a business, we assess the financial assets and liabilities assumed for appropriate classification and designation in accordance with the contractual terms, economic circumstances and pertinent conditions as at the acquisition date.  This includes the separation of embedded derivatives in host contracts by the acquiree.

If the business combination is achieved in stages, the previously held equity interest is remeasured at its acquisition date fair value and any resulting gain or loss is recognized in profit or loss.  The fair value of previously held equity interest is then included in the amount of total consideration transferred.

Any contingent consideration to be transferred by the acquirer will be recognized at fair value at the acquisition date.  Contingent consideration that is classified as equity is not remeasured and subsequent settlement is accounted for within equity.  Contingent consideration classified as an asset or liability that is a financial instrument within the scope of IFRS 9 is measured at fair value with the changes in fair value recognized in profit or loss.  In accordance with IFRS 9, other contingent consideration that is not within the scope of IFRS 9 is measured at fair value at each reporting date with changes in fair value recognized in profit or loss.

Goodwill is initially measured at cost, being the excess of the aggregate of the consideration transferred and the amount recognized for noncontrolling interests and any previous interest held, over the net identifiable assets acquired and liabilities assumed.  If the fair value of the net assets acquired is in excess of the aggregate consideration transferred, we reassess whether we correctly identified all of the assets acquired and all of the liabilities assumed and review the procedures used to measure the amounts to be recognized at the acquisition date.  If the reassessment still results in an excess of the fair value of net assets acquired over the aggregate consideration transferred, then the gain on a bargain purchase is recognized in profit or loss.

If the initial accounting for a business combination is incomplete by the end of the reporting period in which the combination occurs, we report in our consolidated financial statements provisional amounts for the items for which the accounting is incomplete.  During the measurement period, which is no longer than one year from the acquisition date, the provisional amounts recognized at acquisition date are retrospectively adjusted to reflect new information obtained about facts and circumstances that existed as of the acquisition date and, if known, would have affected the measurement of the amounts recognized as of that date.  During the measurement period, we also recognize additional assets or liabilities if new information is obtained about facts and circumstances that existed as of the acquisition date and, if known, would have resulted in the recognition of those assets and liabilities as of that date.

After initial recognition, goodwill is measured at cost less any accumulated impairment losses.  For the purpose of impairment testing, goodwill acquired in a business combination is, from the acquisition date, allocated to each of our cash-generating units, or CGUs, that are expected to benefit from the combination, irrespective of whether other assets or liabilities of the acquiree are assigned to those units.

Where goodwill acquired in a business combination has yet to be allocated to identifiable CGUs because the initial accounting is incomplete, such provisional goodwill is not tested for impairment unless indicators of impairment exist and we can reliably allocate the carrying amount of goodwill to a CGU or group of CGUs that are expected to benefit from the synergies of the business combination.

Where goodwill has been allocated to a CGU and part of the operation within that unit is disposed of, the goodwill associated with the operation disposed of is included in the carrying amount of the operation when determining the gain or loss on disposal of the operation.  Goodwill disposed of in this circumstance is measured based on the relative values of the disposed operation and the portion of the CGU retained.

Investments in Associates

Investments in Associates

An associate is an entity in which we have significant influence.  Significant influence is the power to participate in the financial and operating policy decisions of the investee but is not control or joint control of those policies.  The existence of significant influence is presumed to exist when we hold 20% or more, but less than 50% of the voting power of another entity.  Significant influence is also exemplified when we have one or more of the following: (a) a representation on the board of directors or the equivalent governing body of the investee; (b) participation in policy-making processes, including participation in decisions about dividends or other distributions; (c) material transactions with the investee; (d) interchange of managerial personnel with the investee; or (e) provision of essential technical information.

Investments in associates are accounted for using the equity method of accounting and are initially recognized at cost.  The cost of the investments includes directly attributable transaction costs.  The details of our investments in associates are disclosed in Note 11 – Investments in Associates and Joint Ventures – Investments in Associates.

Under the equity method, an investment in an associate is carried at cost plus post acquisition changes in our share of net assets of the associate.  Goodwill relating to an associate is included in the carrying amount of the investment and is not amortized nor individually tested for impairment.  Our consolidated income statements reflect our share in the financial performance of our associates.  Where there has been a change recognized directly in the equity of the associate, we recognize our share in such change and disclose this, when applicable, in our consolidated statement of comprehensive income and consolidated statement of changes in equity.  Unrealized gains and losses resulting from our transactions with and among our associates are eliminated to the extent of our interests in those associates.

Our share in the profits or losses of our associates is included under “Other income (expenses)” in our consolidated income statement.  This is the profit or loss attributable to equity holders of the associate and therefore is profit or loss after tax and net of noncontrolling interest in the subsidiaries of the associate.

When our share of losses exceeds our interest in an associate, the carrying amount of the investment, including any long-term interests that form part thereof, is reduced to zero, and the recognition of further losses is discontinued except to the extent that we have an obligation or have made payments on behalf of the investee.

Our reporting dates and that of our associates are identical and our associates’ accounting policies conform to those used by us for like transactions and events in similar circumstances.  When necessary, adjustments are made to bring such accounting policies in line with our policies.

After application of the equity method, we determine whether it is necessary to recognize an additional impairment loss on our investments in associates.  We determine at the end of each reporting period whether there is any objective evidence that our investment in associate is impaired.  If this is the case, we calculate the amount of impairment as the difference between the recoverable amount of our investment in the associate and its carrying value and recognize the amount in our consolidated income statements.

Upon loss of significant influence over the associate, we measure and recognize any retained investment at its fair value.  Any difference between the carrying amounts of our investment in the associate upon loss of significant influence and the fair value of the remaining investment and proceeds from disposal is recognized in our consolidated financial statements.

Joint Arrangements

Joint Arrangements

Joint arrangements are arrangements with respect to which we have joint control, established by contracts requiring unanimous consent from the parties sharing control for decisions about the activities that significantly affect the arrangements’ returns.  They are classified and accounted for as follows:

•

Joint operation – when we have rights to the assets, and obligations for the liabilities, relating to an arrangement, we account for each of our assets, liabilities and transactions, including our share of those held or incurred jointly, in relation to the joint operation in accordance with the IFRS applicable to the particular assets, liabilities and transactions.

•	Joint venture – when we have rights only to the net assets of the arrangements, we account for our interest using the equity method, the same as our accounting for investments in associates.

The financial statements of the joint venture are prepared for the same reporting period as our consolidated financial statements.  Where necessary, adjustments are made to bring the accounting policies of the joint venture in line with our policies.  The details of our investments in joint ventures are disclosed in Note 11 – Investments in Associates and Joint Ventures – Investments in Joint Ventures.

Adjustments are made in our consolidated financial statements to eliminate our share of unrealized gains and losses on transactions between us and our joint venture.  Our investment in the joint venture is carried at equity method until the date on which we cease to have joint control over the joint venture.

Upon loss of joint control over the joint venture, we measure and recognize our retained investment at fair value. Any difference between the carrying amount of the former joint venture upon loss of joint control and the fair value of the remaining investment and proceeds from disposal is recognized in profit or loss. When the remaining investment constitutes significant influence, it is accounted for as an investment in an associate with no remeasurement.

Current Versus Noncurrent Classifications

Current Versus Noncurrent Classifications

We present assets and liabilities in our consolidated statements of financial position based on current or noncurrent classification.

An asset is current when it is:

•	Expected to be realized or intended to be sold or consumed in the normal operating cycle;
•	Held primarily for the purpose of trading;
•	Expected to be realized within twelve months after the reporting period; or
•	Cash or cash equivalent unless restricted from being exchanged or used to settle a liability for at least twelve months after the reporting period.

All other assets are classified as noncurrent.

A liability is current when:

•	It is expected to be settled in the normal operating cycle;
•	It is held primarily for the purpose of trading;
•	It is due to be settled within twelve months after the reporting period; or
•	There is no unconditional right to defer the settlement of the liability for at least twelve months after the period.

The terms of the liquidity that could, at the option of the counterparty, result in its settlement by the issue of equity instruments do not affect its classification.

All other liabilities are classified as noncurrent.

Deferred income tax assets and liabilities are classified as noncurrent assets and liabilities, respectively.

Foreign Currency Transactions and Translations

Foreign Currency Transactions and Translations

Our consolidated financial statements are presented in Philippine Peso, which is also the Parent Company’s functional currency.  The Philippine Peso is the currency of the primary economic environment in which we operate.  This is also the currency that mainly influences the revenue from and cost of rendering products and services.  Each entity in our Group determines its own functional currency and items included in the separate financial statements of each entity are measured using that functional currency.

The functional and presentation currency of the entities under PLDT Group (except for the subsidiaries discussed below) is the Philippine Peso.

Transactions in foreign currencies are initially recorded by entities under our Group at the respective functional currency rates prevailing at the date of the transaction.  Monetary assets and liabilities denominated in foreign currencies are retranslated at the functional currency closing rate of exchange prevailing at the end of the reporting period.  All differences arising on settlement or translation of monetary items are recognized in our consolidated income statement except for foreign exchange differences that qualify as capitalizable borrowing costs for qualifying assets.  Non-monetary items that are measured in terms of historical cost in a foreign currency are translated using the exchange rates as at the dates of the initial transactions.  Non-monetary items measured at fair value in a foreign currency are translated using the exchange rates at the date when the fair value was determined.  The gain or loss arising from transactions of non-monetary items measured at fair value is treated in line with the recognition of this gain or loss on the change in fair value of the items (i.e., translation differences on items whose fair value gain or loss is recognized in other comprehensive income or profit or loss are also recognized in other comprehensive income or profit or loss, respectively).

The functional currency of SMHC, FECL Group, PLDT Global and certain of its subsidiaries, PGNL and certain of its subsidiaries, Chikka and certain of its subsidiaries and PGIC is the U.S. Dollar; the functional currency of iCommerce Investments Pte. Ltd., or iCommerce, Chikka Pte. Ltd., or CPL, and ABM Global Solutions Pte. Ltd., or AGSPL, is the Singaporean Dollar; the functional currency of PT Advance Business Microsystems Global Solutions, or AGS Indonesia, is the Indonesian Rupiah; and the functional currency of PLDT Malaysia Sdn Bhd is the Malaysian Ringgit.  As at the reporting date, the assets and liabilities of these subsidiaries are translated into Philippine Peso at the rate of exchange prevailing at the end of the reporting period, and income and expenses of these subsidiaries are translated monthly using the weighted average exchange rate for the month.  The exchange differences arising on translation are recognized as a separate component of other comprehensive income as cumulative translation adjustments.  Upon disposal of these subsidiaries, the amount of deferred cumulative translation adjustments recognized in other comprehensive income relating to subsidiaries is recognized in our consolidated income statement.

When there is a change in an entity’s functional currency, the entity applies the translation procedures applicable to the new functional currency prospectively from the date of the change.  The entity translates all assets and liabilities into the new functional currency using the exchange rate at the date of the change.  The resulting translated amounts for non-monetary items are treated as the new historical cost.  Exchange differences arising from the translation of a foreign operation previously recognized in other comprehensive income are not reclassified from equity to profit or loss until the disposal of the operation.

Foreign exchange gains or losses of the Parent Company and our Philippine-based subsidiaries are treated as taxable income or deductible expenses in the period such exchange gains or losses are realized.

Any goodwill arising on the acquisition of a foreign operation and any fair value adjustments to the carrying amounts of assets and liabilities arising on the acquisition are treated as assets and liabilities of the foreign operation and translated at the closing rate as at reporting date.

Financial Instruments

Financial Instruments

Financial Instruments – Initial recognition and subsequent measurement

Classification of financial assets

Financial assets are classified in their entirety based on the contractual cash flows characteristics of the financial assets and our business model for managing the financial assets.  We classify our financial assets into the following measurement categories:

•	Financial assets measured at amortized cost;
•	Financial assets measured at FVPL;
•	Financial assets measured at FVOCI, where cumulative gains or losses previously recognized are reclassified to profit or loss; and
•	Financial assets measured at FVOCI, where cumulative gains or losses previously recognized are not reclassified to profit or loss.

Contractual cash flows characteristics

In order for us to identify the measurement of our debt financial assets, a solely payments of principal and interest, or SPPI, test needs to be initially performed in order to determine whether the contractual terms of the financial asset gives rise on specified dates to cash flows that are solely payments of principal and interest on the principal amount outstanding.  Once a debt financial asset passed the SPPI test, business model assessment, which identifies our objective of holding the financial assets – hold to collect or hold to collect and sell, will be performed.  Otherwise, if the debt financial asset failed the test, such will be measured at FVPL.

In making the assessment, we determine whether the contractual cash flows are consistent with a basic lending arrangement, i.e., interest includes consideration only for the time value of money, credit risk and other basic lending risks and costs associated with holding the financial asset for a particular period of time.  In addition, interest can include a profit margin that is consistent with a basic lending arrangement.  The assessment as to whether the cash flows meet the SPPI test is made in the currency in which the financial asset is denominated.  Any other contractual terms that introduce exposure to risks or volatility in the contractual cash flows that is unrelated to a basic lending arrangement, such as exposure to changes in equity prices or commodity prices, do not give rise to contractual cash flows that are solely payments of principal and interest on the principal amount outstanding.

Business model

Our business model is determined at a level that reflects how groups of financial assets are managed together to achieve a particular business objective.  Our business model does not depend on management’s intentions for an individual instrument.

Our business model refers to how we manage our financial assets in order to generate cash flows.  Our business model determines whether cash flows will result from collecting contractual cash flows, collecting contractual cash flows and selling financial assets or neither.

Financial assets at amortized cost

A financial asset is measured at amortized cost if: (i) it is held within a business model whose objective is to hold financial assets in order to collect contractual cash flows; and (ii) the contractual terms of the financial asset give rise on specified dates to cash flows that are solely payments of principal and interest on the principal amount outstanding.  These financial assets are initially recognized at fair value plus directly attributable transaction costs and subsequently measured at amortized cost using the effective interest rate, or EIR, method, less any impairment in value.  Amortized cost is calculated by taking into account any discount or premium on acquisition and fees and costs that are an integral part of the EIR.  The amortization is included in ‘Other income (expenses) – net’ in our consolidated income statements and is calculated by applying the EIR to the gross carrying amount of the financial asset, except for (i) purchased or originated credit-impaired financial assets and (ii) financial assets that have subsequently become credit-impaired, where, in both cases, the EIR is applied to the amortized cost of the financial asset.  Losses arising from impairment are recognized in ‘Asset impairment’ in our consolidated income statements.

Our financial assets at amortized cost include debt instruments at amortized cost, cash and cash equivalents, short-term investments, trade and other receivables, and portions of other financial assets as at December 31, 2020 and 2019.  See Note 13 – Debt Instruments at Amortized Cost, Note 16 – Cash and Cash Equivalents, Note 17 – Trade and Other Receivables and Note 28 – Financial Assets and Liabilities.

Financial assets at FVOCI (debt instruments)

A financial asset is measured at FVOCI if: (i) it is held within a business model whose objective is achieved by both collecting contractual cash flows and selling financial assets; and (ii) its contractual terms give rise on specified dates to cash flows that are solely payments of principal and interest on the principal amount outstanding.  These financial assets are initially recognized at fair value plus directly attributable transaction costs and subsequently measured at fair value.  Gains and losses arising from changes in fair value are included in other comprehensive income within a separate component of equity.  Impairment losses or reversals, interest income and foreign exchange gains and losses are recognized in profit and loss until the financial asset is derecognized.  Upon derecognition, the cumulative gain or loss previously recognized in other comprehensive income is reclassified from equity to profit or loss.  This reflects the gain or loss that would have been recognized in profit or loss upon derecognition if the financial asset had been measured at amortized cost.  Impairment is measured based on the ECL model.

Our financial assets at FVOCI include receivables from MPIC as at December 31, 2020 and 2019.  See Note 25 – Related Party Transactions and Note 28 – Financial Assets and Liabilities.

Financial assets at FVPL

Financial assets at FVPL are measured at fair value.  Included in this classification are derivative financial assets, equity investments held for trading and debt instruments with contractual terms that do not represent solely payments of principal and interest.  Financial assets held at FVPL are initially recognized at fair value, with transaction costs recognized in our consolidated income statements as incurred.  Subsequently, they are measured at fair value and any gains or losses are recognized in our consolidated income statements.

Additionally, even if the asset meets the amortized cost or the FVOCI criteria, we may choose at initial recognition to designate the financial asset at FVPL if doing so eliminates or significantly reduces a measurement or recognition inconsistency (an accounting mismatch) that would otherwise arise from measuring financial assets on a different basis.

Trading gains or losses are calculated based on the results arising from trading activities of the PLDT Group, including all gains and losses from changes in fair value for financial assets and financial liabilities at FVPL, and the gains or losses from disposal of financial investments.

Our financial assets at FVPL include portions of short-term investments, derivative financial assets and equity investments as at December 31, 2020 and 2019.  See Note 12 – Financial Assets at FVPL and Note 28 – Financial Assets and Liabilities.

Classification of financial liabilities

Financial liabilities are measured at amortized cost, except for the following:

•	Financial liabilities measured at FVPL;
•	Financial liabilities that arise when a transfer of a financial asset does not qualify for derecognition or when we retain continuing involvement;
•	Financial guarantee contracts;
•	Commitments to provide a loan at a below-market interest rate; and
•	Contingent consideration recognized by an acquirer in accordance with IFRS 3.

A financial liability may be designated at FVPL if it eliminates or significantly reduces a measurement or recognition inconsistency (an accounting mismatch) or:

•	If a host contract contains one or more embedded derivatives; or
•

If a group of financial liabilities or financial assets and liabilities is managed and its performance evaluated on a fair value basis in accordance with a documented risk management or investment strategy.

Where a financial liability is designated at FVPL, the movement in fair value attributable to changes in our own credit quality is calculated by determining the changes in credit spreads above observable market interest rates and is presented separately in other comprehensive income.

Our financial liabilities at FVPL include forward foreign exchange contracts, long-term principal only-currency swaps, interest rate swaps, call spreads and liability from redemption of preferred stock as at December 31, 2020 and 2019.  See Note 28 – Financial Assets and Liabilities.

Our other financial liabilities include interest-bearing financial liabilities, lease liabilities, customers’ deposits, dividends payable, certain accounts payable and certain accrued expenses and other current liabilities and certain deferred credits and other noncurrent liabilities, (except for statutory payables) as at December 31, 2020 and 2019.  See Note 21 – Interest-bearing Financial Liabilities and Note 28 – Financial Assets and Liabilities.

Reclassifications of financial instruments

We reclassify our financial assets when, and only when, there is a change in the business model for managing the financial assets.  Reclassifications shall be applied prospectively and any previously recognized gains, losses or interest shall not be restated.  We do not reclassify our financial liabilities.

We do not reclassify our financial assets when:

•	A financial asset that was previously a designated and effective hedging instrument in a cash flow hedge or net investment hedge no longer qualifies as such;
•	A financial asset becomes a designated and effective hedging instrument in a cash flow hedge or net investment hedge; and
•	There is a change in measurement on credit exposures measured at FVPL.

Impairment of Financial Assets

Impairment of Financial Assets

We recognize ECL for debt instruments that are measured at amortized cost and FVOCI.

No ECL is recognized on financial assets at FVPL.

ECLs are measured in a way that reflects the following:

•	An unbiased and probability-weighted amount that is determined by evaluating a range of possible outcomes;
•	The time value of money; and
•	Reasonable and supportable information that is available without undue cost or effort at the reporting date about past events, current conditions and forecasts of future economic conditions.

Financial assets migrate through the following three stages based on the change in credit quality since initial recognition:

Stage 1: 12-month ECL – not credit impaired

For credit exposures where there have not been significant increases in credit risk since initial recognition and that are not credit-impaired upon origination, the portion of lifetime ECLs that represent the ECLs that result from default events that are possible within the 12-months after the reporting date are recognized.

Stage 2: Lifetime ECL – not credit-impaired

For credit exposures where there have been significant increases in credit risk since initial recognition on an individual or collective basis but are not credit-impaired, lifetime ECLs representing the ECLs that result from all possible default events over the expected life of the financial asset are recognized.

Stage 3: Lifetime ECL – credit-impaired

Financial assets are credit-impaired when one or more events that have a detrimental impact on the estimated future cash flows of those financial assets have occurred.  For these credit exposures, lifetime ECLs are recognized and interest revenue is calculated by applying the credit-adjusted EIR to the amortized cost of the financial asset.

Loss allowances

Loss allowances are recognized based on 12-month ECL for debt instruments that are assessed to have low credit risk at the reporting date.  A financial asset is considered to have low credit risk if:

•	The financial instrument has a low risk of default;
•	The counterparty has a strong capacity to meet its contractual cash flow obligations in the near term; and
•	Adverse changes in economic and business conditions in the longer term may, but will not necessarily, reduce the ability of the counterparty to fulfill its contractual cash flow obligations.

We consider a debt instruments to have low credit risk when its credit risk rating is equivalent to the globally understood definition of ‘investment grade’, or when the exposure is less than 30 days past due.

The loss allowances recognized in the period is impacted by a variety of factors, as described below:

•

Transfers between Stage 1 and Stage 2 and 3 due to the financial instruments experiencing significant increases (or decreases) of credit risk or becoming credit-impaired in the period, and the consequent “step up” (or “step down”) between 12-month and lifetime ECL;

•	Additional allowances for new financial instruments recognized during the period, as well as releases for financial instruments derecognized in the period;
•

Impact on the measurement of ECL due to changes in probability of defaults, or PDs, loss given defaults, or LGDs, and exposure at defaults, or EADs, in the period, arising from regular refreshing of inputs to models;

•	Impacts on the measurement of ECL due to changes made to models and assumptions;
•	Unwinding of discount within ECL due to passage of time, as ECL is measured on a present value basis; and
•	Financial assets derecognized during the period and write-offs of allowances related to assets that were written off during the period.

Write-off policy

We write-off a financial asset measured at amortized cost, in whole or in part, when the asset is considered uncollectible, and we have exhausted all practical recovery efforts and concluded that we have no reasonable expectations of recovering the financial asset in its entirety or a portion thereof.  We write-off an account when all of the following conditions are met:

•	The asset is in past due for over 90 days, or is already an item-in-litigation with any of the following:
a.	No properties of the counterparty could be attached
b.	The whereabouts of the client cannot be located
c.	It would be more expensive for the Group to follow-up and collect the amount, hence we have ceased enforcement activity, and
d.	Collections can no longer be made due to insolvency or bankruptcy of the counterparty;
•	Expanded credit arrangement is no longer possible;
•	Filing of legal case is not possible; and
•	The account has been classified as ‘Loss’.

Simplified approach

The simplified approach, where changes in credit risk are not tracked and loss allowances are measured at amounts equal to lifetime ECL, is applied to ‘Trade and other receivables’ and ‘Contract assets’.  We have established a provision matrix for billed trade receivables and a vintage analysis for contract assets and unbilled trade receivables that is based on historical credit loss experience, adjusted for forward-looking factors specific to the debtors and the economic environment.

Derecognition of Financial Assets and Liabilities

Derecognition of Financial Assets and Liabilities

Financial assets

A financial asset (or where applicable as part of a financial asset or part of a group of similar financial assets) is primarily derecognized when: (1) the right to receive cash flows from the asset has expired; or (2) we have transferred the right to receive cash flows from the asset or have assumed an obligation to pay the received cash flows in full without material delay to a third party under a “pass-through” arrangement; and either:
(a) we have transferred substantially all the risks and rewards of the asset; or (b) we have neither transferred nor retained substantially all the risks and rewards of the asset, but have transferred control of the asset.

When we have transferred the right to receive cash flows from an asset or have entered into a “pass-through” arrangement and have neither transferred nor retained substantially all the risks and rewards of the asset nor transferred control of the asset, a new asset is recognized to the extent of our continuing involvement in the asset.

Continuing involvement that takes the form of a guarantee over the transferred asset is measured at the lower of the original carrying amount of the asset and the maximum amount of consideration that we could be required to repay.

When continuing involvement takes the form of a written and/or purchased option (including a cash-settled option or similar provision) on the transferred asset, the extent of our continuing involvement is the amount of the transferred asset that we may repurchase, except that in the case of a written put option (including a cash-settled option or similar provision) on an asset measured at fair value, the extent of our continuing involvement is limited to the lower of the fair value of the transferred asset and the option exercise price.

Financial liabilities

A financial liability is derecognized when the obligation under the liability is discharged or cancelled or has expired.

When an existing financial liability is replaced by another from the same lender on substantially different terms, or the terms of an existing liability are substantially modified, such an exchange or modification is treated as a derecognition of the original liability and the recognition of a new liability, and the difference in the carrying amount of a financial liability extinguished or transferred to another party and the consideration paid, including any non-cash assets transferred or liabilities assumed, is recognized in consolidated income statement.

The financial liability is also derecognized when equity instruments are issued to extinguish all or part of the financial liability.  The equity instruments issued are recognized at fair value if it can be reliably measured, otherwise, it is recognized at the fair value of the financial liability extinguished. Any difference between the fair value of the equity instruments issued and the carrying value of the financial liability extinguished is recognized in consolidated income statement.

Derivative Financial Instruments and Hedge Accounting

Derivative Financial Instruments and Hedge Accounting

Initial recognition and subsequent measurement

We use derivative financial instruments, such as long-term currency swaps, foreign currency options, forward currency contracts and interest rate swaps to hedge our risks associated with foreign currency fluctuations and interest rates.  Such derivative financial instruments are initially recognized at fair value on the date on which a derivative contract is entered into and are subsequently remeasured at fair value.  Derivatives are carried as financial assets when the fair value is positive and as financial liabilities when the fair value is negative.

The fair value of forward currency contracts is calculated by reference to current forward exchange rates for contracts with similar maturity profiles.  The fair value of long-term currency swaps, foreign currency options, forward currency contracts and interest rate swap contracts is determined using applicable valuation techniques.  See Note 28 – Financial Assets and Liabilities.

Any gains or losses arising from changes in fair value on derivatives during the period that do not qualify for hedge accounting are taken directly to the “Other income (expense) – Gains (losses) on derivative financial instruments – net” in our consolidated income statements.

For the purpose of hedge accounting, hedges are classified as: (1) fair value hedges when hedging the exposure to changes in the fair value of a recognized financial asset or liability or an unrecognized firm commitment (except for foreign currency risk); or (2) cash flow hedges when hedging exposure to variability in cash flows that is either attributable to a particular risk associated with a recognized financial asset or liability, a highly probable forecast transaction or the foreign currency risk in an unrecognized firm commitment; or (3) hedges of a net investment in a foreign operation.

At the inception of a hedge relationship, we formally designate and document the hedge relationship to which we wish to apply hedge accounting and the risk management objective and strategy for undertaking the hedge.  The documentation includes identification of the hedging instrument, the hedged item or transaction, the nature of the risk being hedged and how we will assess the hedging instrument’s effectiveness in offsetting the exposure to changes in the hedged item’s fair value or cash flows attributable to the hedged risk.  Such hedges are expected to be highly effective in achieving offsetting changes in fair value or cash flows and are assessed on an on-going basis to determine that they actually have been highly effective throughout the financial reporting periods for which they are designated.  In a situation when that hedged item is a forecast transaction, we assess whether the transaction is highly probable and presents an exposure to variations in cash flows that could ultimately affect our consolidated income statements.

Hedges which meet the criteria for hedge accounting are accounted for as follows:

Fair value hedges

The change in the fair value of a hedging instrument is recognized in our consolidated income statements as financing cost.  The change in the fair value of the hedged item attributable to the risk hedged is recorded as part of the carrying value of the hedged item and is also recognized in our consolidated income statements.

For fair value hedges relating to items carried at amortized cost, any adjustment to carrying value is amortized through profit or loss over the remaining term of the hedge using the EIR method.  EIR amortization may begin as soon as adjustment exists and no later than when the hedged item ceases to be adjusted for changes in its fair value attributable to the risk being hedged.

If the hedged item is derecognized, the unamortized fair value is recognized immediately in our consolidated income statements.

When an unrecognized firm commitment is designated as a hedged item, the subsequent cumulative change in the fair value of the firm commitment attributable to the hedged risk is recognized as an asset or liability with a corresponding gain or loss recognized in our consolidated income statements.

Cash flow hedges

The effective portion of the gain or loss on the hedging instrument is recognized in other comprehensive income, while any ineffective portion is recognized immediately in our consolidated income statements.  See Note 28 – Financial Assets and Liabilities for more details.

Amounts taken to other comprehensive income are transferred to our consolidated income statement when the hedged transaction affects our consolidated income statement, such as when the hedged financial income or financial expense is recognized or when a forecast transaction occurs.  Where the hedged item is the cost of a non-financial asset or non-financial liability, the amounts taken to other comprehensive income are transferred to the initial carrying amount of the non-financial asset or liability.

If the forecast transaction or firm commitment is no longer expected to occur, amounts previously recognized in other comprehensive income are transferred to our consolidated income statement.  If the hedging instrument expires or is sold, terminated or exercised without replacement or rollover, or if its designation as a hedge is revoked, amounts previously recognized in other comprehensive income remain in other comprehensive income until the forecast transaction or firm commitment occurs.

We use an interest rate swap agreement to hedge our interest rate exposure and a long-term principal only-currency swap agreement to hedge our foreign exchange exposure on certain outstanding loan balances.  See Note 28 – Financial Assets and Liabilities.

Current versus noncurrent classification

Derivative instruments that are not designated as effective hedging instruments are classified as current or noncurrent or separated into a current and noncurrent portion based on an assessment of the facts and circumstances (i.e., the underlying contracted cash flows).

Where we expect to hold a derivative as an economic hedge (and does not apply hedge accounting) for a period beyond 12 months after the reporting date, the derivative is classified as noncurrent (or separated into current and noncurrent portions) consistent with the classification of the underlying item.

Embedded derivatives that are not closely related to the host contract are classified consistent with the cash flows of the host contract.

Derivative instruments that are designated as effective hedging instruments are classified consistently with the classification of the underlying hedged item.  The derivative instrument is separated into a current portion and a noncurrent portion only if a reliable allocation can be made.

We recognize transfers into and transfers out of fair value hierarchy levels as at the date of the event or change in circumstances that caused the transfer.

Property and Equipment

Property and Equipment

Property and equipment, except for land, is stated at cost less accumulated depreciation and amortization and any accumulated impairment losses.  Land is stated at cost less any impairment in value.  The initial cost of property and equipment comprises its purchase price, including import duties and non-refundable purchase taxes and any directly attributable costs of bringing the property and equipment to its working condition and location for its intended use.  Such cost includes the cost of replacing component parts of the property and equipment when the cost is incurred, if the recognition criteria are met.  When significant parts of property and equipment are required to be replaced at intervals, we recognize such parts as individual assets with specific useful lives and depreciate them accordingly.  Likewise, when a major inspection is performed, its cost is recognized in the carrying amount of the property and equipment as a replacement if the recognition criteria are satisfied.  All other repairs and maintenance costs are recognized as expense as incurred.  The present value of the expected cost for the decommissioning of the asset after use is included in the cost of the asset if the recognition criteria for a provision are met.

Depreciation and amortization commence once the property and equipment are available for their intended use and are calculated on a straight-line basis over the estimated useful lives of the assets.  The estimated useful lives used in depreciating our property and equipment are disclosed in Note 9 – Property and Equipment.

The residual values, estimated useful lives, and methods of depreciation and amortization are reviewed at least at each financial year-end and adjusted prospectively, if appropriate.

An item of property and equipment and any significant part initially recognized are derecognized upon disposal or when no future economic benefits are expected from its use or disposal.  Any gain or loss arising on derecognition of the asset (calculated as the difference between the net disposal proceeds and the carrying amount of the asset) is included in consolidated income statement when the asset is derecognized.

Property under construction is stated at cost less any impairment in value.  This includes cost of construction, plant and equipment, capitalizable borrowing costs and other direct costs associated to construction.  Property under construction is not depreciated until such time that the relevant assets are completed and available for its intended use.

Property under construction is transferred to the related property and equipment when the construction or installation and related activities necessary to prepare the property and equipment for their intended use have been completed, and the property and equipment are ready for operational use.

Borrowing Costs

Borrowing Costs

Borrowing costs are capitalized if they are directly attributable to the acquisition, construction or production of a qualifying asset.  Qualifying assets are assets that necessarily take a substantial period of time to get ready for their intended use or sale.  Capitalization of borrowing costs commences when the activities to prepare the asset for its intended use or sale are in progress and the expenditures and borrowing costs are incurred.  Borrowing costs are capitalized until the assets are substantially completed for their intended use or sale.

All other borrowing costs are expensed as incurred.  Borrowing costs consist of interest and other costs that an entity incurs in connection with the borrowing of funds.

Asset Retirement Obligations

Asset Retirement Obligations

We are legally required under various lease agreements to dismantle the installation in leased sites and restore such sites to their original condition at the end of the lease contract term.  We recognize the liability measured at the present value of the estimated costs of these obligations and capitalize such costs as part of the balance of the related item of property and equipment.  The amount of asset retirement obligations is accreted and such accretion is recognized as interest expense.  See Note 10 – Leases and Note 22 – Deferred Credits and Other Noncurrent Liabilities.

Investment Properties

Investment Properties

Investment properties are initially measured at cost, including transaction costs.  Subsequent to initial recognition, investment properties are stated at fair value, which reflects market conditions at the reporting date.  Gains or losses arising from changes in the fair values of investment properties are included in our consolidated income statement in the period in which they arise, including the corresponding tax effect.  Fair values are determined based on an amount evaluation performed by a Philippine SEC accredited external independent valuer applying a valuation model recommended by the International Valuation Standards Committee.

Investment properties are derecognized when they are disposed of or when they are permanently withdrawn from use and no future economic benefit is expected from their disposal.  Any gain or loss on the retirement or disposal of an investment property is recognized in our consolidated income statement in the year of retirement or disposal.

Transfers are made to or from investment property only when there is a change in use.  For a transfer from investment property to owner-occupied property, the deemed cost for subsequent accounting is the fair value at the date of change in use.  If owner-occupied property becomes an investment property, we account for such property in accordance with the policy stated under property and equipment up to the date of change in use.  The difference between the carrying amount of the owner-occupied property and its fair value at the date of change is accounted for as revaluation increment recognized in other comprehensive income.  On subsequent disposal of the investment property, the revaluation increment recognized in other comprehensive income is transferred to retained earnings.

Intangible Assets

Intangible Assets

Intangible assets acquired separately are measured at cost on initial recognition.  The cost of intangible assets acquired from business combinations is initially recognized at fair value on the date of acquisition.  Following initial recognition, intangible assets are carried at cost less any accumulated amortization and accumulated impairment losses.  The useful lives of intangible assets are assessed at the individual asset level as either finite or indefinite.

Intangible assets with finite lives are amortized over the economic useful life using the straight-line method and assessed for impairment whenever there is an indication that the intangible assets may be impaired.  At the minimum, the amortization period and the amortization method for an intangible asset with a finite useful life are reviewed at each financial year-end.  Changes in the expected useful life or the expected pattern of consumption of future economic benefits embodied in the asset are accounted for by changing the amortization period or method, as appropriate, and treated as changes in accounting estimates.  The amortization expense on intangible assets with finite lives is recognized in our consolidated income statements.

Intangible assets with indefinite useful lives are not amortized but are tested for impairment annually either individually or at the CGU level.  The useful life of an intangible asset with an indefinite life is reviewed annually to determine whether the indefinite life assessment continues to be supportable.  If not, the change in the useful life assessment from indefinite to finite is made on a prospective basis.

The estimated useful lives used in amortizing our intangible assets are disclosed in Note 15 – Goodwill and Intangible Assets.

Gains or losses arising from derecognition of an intangible asset are measured as the difference between the net disposal proceeds and the carrying amount of the asset and are recognized in our consolidated income statements when the asset is derecognized.

Internally generated intangibles are not capitalized, and the related expenditures are charged against operations in the period in which the expenditures are incurred.

Inventories and Supplies

Inventories and Supplies

Inventories and supplies, which include cellular and landline phone units, materials, spare parts, terminal units and accessories, are valued at the lower of cost and net realizable value.

Costs incurred in bringing inventories and supplies to its present location and condition are accounted for using the weighted average cost method.  Net realizable value is determined by either estimating the selling price in the ordinary course of business, less the estimated cost to sell or determining the prevailing replacement costs.

Impairment of Non-Financial Assets

Impairment of Non-Financial Assets

We assess at each reporting period whether there is an indication that an asset may be impaired.  If any indication exists, or when the annual impairment testing for an asset is required, we make an estimate of the asset’s recoverable amount.  An asset’s recoverable amount is the higher of an asset’s or CGU’s fair value less costs of disposal and its value in use, or VIU.  The recoverable amount is determined for an individual asset, unless the asset does not generate cash inflows that are largely independent from those of other assets or groups of assets.  When the carrying amount of an asset or CGU exceeds its recoverable amount, the asset is considered impaired and is written down to its recoverable amount.

In assessing the VIU, the estimated future cash flows are discounted to their present value using a pre-tax discount rate that reflects current market assessments of the time value of money and the risks specific to the asset.  In determining the fair value less costs of disposal, recent market transactions are taken into account.  If no such transactions can be identified, an appropriate valuation model is used.  Impairment losses are recognized in our consolidated income statements.

For assets, excluding goodwill and intangible assets with indefinite useful life, an assessment is made at each reporting date to determine whether there is an indication that previously recognized impairment losses no longer exist or have decreased.  If such indication exists, we make an estimate of the recoverable amount.  A previously recognized impairment loss is reversed only if there has been a change in the assumptions used to determine the asset’s recoverable amount since the last impairment loss was recognized.  If this is the case, the carrying amount of the asset is increased to its recoverable amount.  The increased amount cannot exceed the carrying amount that would have been determined, net of depreciation and amortization, had no impairment loss been recognized for the asset in prior years.  Such reversal is recognized in our consolidated income statements.  After such reversal, the depreciation and amortization charges are adjusted in future years to allocate the asset’s revised carrying amount, less any residual value, on a systematic basis over its remaining economic useful life.

The following assets have specific characteristics for impairment testing:

Property and equipment, right-of-use, or ROU, assets, and intangible assets with finite useful lives

For property and equipment and ROU assets, we assess for impairment on the basis of impairment indicators such as evidence of internal obsolescence or physical damage.  For intangible assets with finite useful lives, we assess for impairment whenever there is an indication that the intangible assets may be impaired.  See Note 3 – Management’s Use of Accounting Judgments, Estimates and Assumptions – Impairment of non-financial assets, Note 9 – Property and Equipment, Note 10 – Leases and Note 15 – Goodwill and Intangible Assets for further disclosures relating to impairment of non-financial assets.

Investments in associates and joint ventures

We determine at the end of each reporting period whether there is any objective evidence that our investments in associates and joint ventures are impaired.  If this is the case, the amount of impairment is calculated as the difference between the recoverable amount of the investments in associates and joint ventures, and its carrying amount.  The amount of impairment loss is recognized in our consolidated income statements.  See Note 11 – Investments in Associates and Joint Ventures for further disclosures relating to impairment of non-financial assets.

Goodwill

Goodwill is tested for impairment annually as at December 31 and when circumstances indicate that the carrying value may be impaired.  Impairment is determined for goodwill by assessing the recoverable amount of each CGU, or group of CGUs, to which the goodwill relates.  When the recoverable amount of the CGU, or group of CGUs, is less than the carrying amount of the CGU, or group of CGUs, to which goodwill has been allocated, an impairment loss is recognized.  Impairment losses relating to goodwill cannot be reversed in future periods.

See Note 3 – Management’s Use of Accounting Judgments, Estimates and Assumptions – Impairment of non-financial assets and Note 15 – Goodwill and Intangible Assets – Impairment testing of goodwill for further disclosures relating to impairment of non-financial assets.

Intangible asset with indefinite useful life

Intangible asset with indefinite useful life is not amortized but is tested for impairment annually either individually or at the CGU level, as appropriate.  We calculate the amount of impairment as being the difference between the recoverable amount of the intangible asset or the CGU, and its carrying amount and recognize the amount of impairment in our consolidated income statements.  Impairment losses relating to intangible assets can be reversed in future periods.

See Note 3 – Management’s Use of Accounting Judgments, Estimates and Assumptions – Impairment of non-financial assets and Note 15 – Goodwill and Intangible Assets – Impairment testing of goodwill for further disclosures relating to impairment of non-financial assets.

Investment in Debt Securities

Investment in Debt Securities

Investment in debt securities consists of time deposits and government securities which are carried at amortized cost using the EIR method.  Interest earned from these securities is recognized under “Other income (expenses) – net – Interest income” in our consolidated income statements.

Cash and Cash Equivalents

Cash and Cash Equivalents

Cash includes cash on hand and in banks.  Cash equivalents, which include temporary cash investments, are short-term, highly liquid investments that are readily convertible to known amounts of cash with original maturities of three months or less from the date of acquisition, and for which there is an insignificant risk of change in value.

Short-term Investments	Short-term Investments Short-term investments are money market placements, which are highly liquid with maturities of more than three months but less than one year from the date of acquisition.
Fair Value Measurement

Fair Value Measurement

We measure financial instruments such as derivatives, financial assets at FVPL, financial assets at FVOCI and non-financial assets such as investment properties, at fair value at each reporting date.  The fair values of financial instruments measured at amortized cost are disclosed in Note 28 – Financial Assets and Liabilities.  The fair values of investment properties are disclosed in Note 14 – Investment Properties.

Fair value is the estimated price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.  The fair value measurement is based on the presumption that the transaction to sell the asset or transfer the liability takes place either: (i) in the principal market for the asset or liability; or (ii) in the absence of a principal market, in the most advantageous market for the asset or liability.

The principal or the most advantageous market must be accessible to us.

The fair value of an asset or a liability is measured using the assumptions that market participants would use when pricing the asset or liability, assuming that market participants act in their economic best interest.

A fair value measurement of a non-financial asset takes into account a market participant’s ability to generate economic benefits by using the asset in its highest and best use or by selling it to another market participant that would use the asset in its highest and best use.

We use valuation techniques that are appropriate in the circumstances and for which sufficient data are available to measure fair value, maximizing the use of relevant observable inputs and minimizing the use of unobservable inputs.

All assets and liabilities for which fair value is measured or disclosed in our consolidated financial statements are categorized within the fair value hierarchy, described as follows, based on the lowest level input that is significant to the fair value measurement as a whole: (i) Level 1 - Quoted (unadjusted) market prices in active markets for identical assets or liabilities; (ii) Level 2 - Valuation techniques for which the lowest level input that is significant to the fair value measurement is directly or indirectly observable; and (iii) Level 3 - Valuation techniques for which the lowest level input that is significant to the fair value measurement is unobservable.

For assets and liabilities that are recognized in our consolidated financial statements on a recurring basis, we determine whether transfers have occurred between levels in the hierarchy by re-assessing categorization (based on the lowest level input that is significant to the fair value measurement as a whole) at the end of each reporting period.

We determine the policies and procedures for both recurring fair value measurement, such as investment properties and unquoted FVPL financial assets, and for non-recurring measurement, such as assets held for distribution in discontinued operation.

External valuers are involved for valuation of significant assets, such as investment properties.  Involvement of external valuers is decided upon annually.  Selection criteria include market knowledge, reputation, independence and whether professional standards are maintained. At each reporting date, we analyze the movements in the values of assets and liabilities which are required to be re-measured or re-assessed as per our accounting policies.  For this analysis, we verify the major inputs applied in the latest valuation by agreeing the information in the valuation computation to contracts and other relevant documents.

We, in conjunction with our external valuers, also compare the changes in the fair value of each asset and liability with relevant external sources to determine whether the change is reasonable.  This includes a discussion of the major assumptions used in the valuations.  For the purpose of fair value disclosures, we have determined classes of assets and liabilities on the basis of the nature, characteristics and risks of the asset or liability and the level of the fair value hierarchy as explained above.

Revenue

Revenue

Revenues from contracts with customers

Revenue is recognized to depict the transfer of promised goods or services to customers in an amount that reflects the consideration which we expect to be entitled to in exchange for those goods or services.  IFRS 15 prescribes a five-step model to be followed in the recognition of revenue, wherein we take into consideration the performance obligations which we need to perform in the agreements we have entered into with our customers.  Revenue is measured by allocating the transaction price, which includes variable considerations, to each performance obligation on a relative stand-alone selling price basis, taking into account contractually defined terms of payment and excluding value-added tax, or VAT, or overseas communication tax, or OCT, where applicable.  Transaction prices are adjusted for the effects of a significant financing component if we expect, at contract inception, that the period between the transfer of the promised goods or services to the customer and when the customer pays for that good or service will be more than one year.

When allocating the total contract transaction price to identified performance obligations, a portion of the total transaction price may relate to service performance obligations which were not satisfied or are partially satisfied as of end of the reporting period.  In determining the transaction price allocated, we do not include nonrecurring charges and estimates for usage, nor do we consider arrangements with an original expected duration of one year or less.

Remaining performance obligations are associated with our wireless and fixed line subscription contracts.  As at December 31, 2020, excluding the performance obligations for contracts with original expected duration of less than one year, the aggregate amount of the transaction price allocated to remaining performance obligations was Php22,921 million, of which we expect to recognize approximately 72% in 2021 and 28% in 2022 and onwards.  As at December 31, 2019, excluding the performance obligations for contracts with original expected duration of less than one year, the aggregate amount of the transaction price allocated to remaining performance obligations was Php22,864 million, of which we expect to recognize approximately 68% in 2020 and 32% in 2021 and onwards.

When determining our performance obligations, we assess our revenue arrangements against specific criteria to determine if we are acting as principal or agent.  We consider both the legal form and the substance of our agreement, to determine each party’s respective roles in the agreement.  We are a principal and record revenue on a gross basis if we control the promised goods or services before transferring them or rendering those to the customer.  However, if our role is only to arrange for another entity to provide the goods or services, then we are an agent and will need to record revenue at the net amount that we retain for our agency services.

The disclosures of significant accounting judgments, estimates and assumptions relating to revenues from contracts with customers are provided in Note 3 – Management’s Use of Accounting Judgments, Estimates and Assumptions – Identifying performance obligations.

Our revenues are principally derived from providing the following telecommunications services: cellular voice and data services in the wireless business; and local exchange, international and national long distance, data and other network, and information and communications services in the fixed line business.

Services may be rendered separately or bundled with goods or other services.  The specific recognition criteria are as follows:

i.	Single Performance Obligation (POB) Contracts

Postpaid service arrangements include fixed monthly charges (including excess of consumable fixed monthly service fees) generated from cellular voice, short messaging services, or SMS, and data services through the postpaid plans of Smart Signature, Sun and Infinity brands, from local exchange services primarily through landline and related services, and from fixed line and other network services primarily through broadband and leased line services, which we recognize on a straight-line basis over the customer’s subscription period.  Services provided to postpaid subscribers are billed throughout the month according to the billing cycles of subscribers.  Services availed by subscribers in addition to these fixed fee arrangements are charged separately at their stand-alone selling prices and recognized as the additional service is provided or as availed by the subscribers.

Our prepaid service revenues arise from the usage of airtime load from channels and prepaid cards provided from Prepaid Home WiFi, Sulit Talk, Landline Plus products, Smart, Sun Cellular, TNT, SmartBro and Sun Broadband brands.  Proceeds from over-the-air reloading channels and prepaid cards are initially recognized as contract liability and realized upon actual usage of the airtime value for voice, SMS, mobile data and other VAS, prepaid unlimited and bucket-priced SMS and call subscriptions, net of bonus credits from load packages purchased, such as free additional call minutes, SMS, data allocation or airtime load, or upon expiration, whichever comes earlier.

We also consider recognizing revenue from the expected breakage or expiry of airtime load in proportion to the pattern of rights exercised by the customer if it expects to be entitled to that breakage amount.  If we do not expect to be entitled to a breakage amount based on historical experience with the customers, then we recognize the expected breakage amount as revenue when the likelihood of the prepaid customer exercising its remaining rights becomes remote.

Interconnection fees and charges arising from the actual usage of airtime value or subscriptions are recorded as incurred.

Revenue from international and national long-distance calls carried via our network is generally based on rates which vary with distance and type of service (direct dial or operator-assisted, paid or collect, etc.).  Revenue from both wireless and fixed line long distance calls is recognized as the service is provided.  In general, non-refundable upfront fees, such as activation fees, that do not relate to the transfer of a promised good or service, are deferred and recognized as revenue throughout the estimated average length of the customer relationship, and the related incremental costs incurred are similarly deferred and recognized as expense over the same period, if such costs generate or enhance resources of the entity and are expected to be recovered.

Installation fees for voice and data services that are not custom built for the subscribers are considered as a single performance obligation together with monthly service fees, recognized over the customer subscription period since the subscriber cannot benefit from the installation services on its own or together with other resources that are readily available to the subscriber.  On the other hand, installation fees of data services that are custom built for the subscribers are considered as a separate performance obligation and is recognized upon completion of the installation services.  Activation fees for both voice and data services are also considered as a single performance obligation together with monthly service fees, recognized over the customer subscription period.  The related incremental costs are recognized in the same manner in our consolidated income statements, if such costs are expected to be recovered.

ii.	Bundled Contracts

In revenue arrangements, which involve bundled sales of mobile devices and accessories (non-service component), and telecommunication services (service component), the total transaction price is allocated based on the relative stand-alone selling prices of each distinct performance obligation.  Stand-alone selling price is the price at which we sell the good or service separately to a customer.  However, if goods or services are not currently offered separately, we use the adjusted market or cost-plus margin method to determine the stand-alone selling price to be used in the transaction price allocation.  We adjust the transaction price for the effects of the time value of money if the timing of the payment and delivery of goods or services do not coincide, effects of which are considered as containing a significant financing component.

Revenues from the sale of non-service component are recognized at the point in time when the goods are delivered while revenues from telecommunication services component are recognized over on a straight-line basis over the contract period when the services are provided to subscribers.

Significant Financing Component

The non-service component included in contracts with customers have significant financing component considering the period between the time of the transfer of control over the mobile device and the customer’s payment of the price of the mobile device, which is more than one year.

The transaction price for such contracts is determined by discounting the amount of promised consideration using the appropriate discount rate.  We concluded that there is a significant financing component for those contracts where the customer elects to pay in arrears considering the length of time between the transfer of mobile device to the customer and the customer’s payment, as well as the prevailing interest rates in the market adjusted with customer credit spread.

Customer Loyalty Program

We operate customer engagement and loyalty programs which allow customers to accumulate points when postpaid customers pay their bills on time and in full, purchase products or services, and load or top-up for prepaid customers once registered to the program.  Customers may avail of the “MVP Rewards Card” for free, powered by PayMaya, which allows for instant conversion of points into the PayMaya wallet of the customer that can be used for all purchases transacted using the “MVP Rewards Card”.  Meanwhile, “Giga Points”, Smart’s loyalty program, gives rewards in the form of points for every subscriber top-up and buy Giga.  Each Giga Point is equivalent to Php1.00.  These customer loyalty program are not treated as a separate performance obligation but as a reduction of revenue when earned, which is booked under loyalty expense.

iii.	International and Domestic Long Distance Contracts

Interconnection revenues for call termination, call transit and network usages are recognized in the period in which the traffic occurs.  Revenues related to local, long distance, network-to-network, roaming and international call connection services are recognized when the call is placed, or connection is provided, and the equivalent amounts charged to us by other carriers are recorded under interconnection costs in our consolidated income statements.  Inbound revenue and outbound charges are based on agreed transit and termination rates with other foreign and local carriers.

Variable consideration

We assessed that a variable consideration exists in certain interconnection agreements where there is a monthly aggregation period and the rates applied for the total monthly traffic will depend on the total traffic for the month.  We also consider whether contracts with carriers contain volume commitment or tiering arrangement whereby the rate being charged will change upon meeting certain volume of traffic.  We estimate the amount of variable consideration to which we are entitled and include in the transaction price some or all of an amount of variable consideration estimated arising from these agreements, unless the impact is not material.

iv.	Others

Revenues from VAS include streaming and downloading of games, music, video contents, loan services, messaging services, applications and other digital services which are only arranged for by us on behalf of third-party content providers.  The amount of revenue recognized is net of content provider’s share in revenue.  Revenue is recognized at a point in time upon service availment.  We act as an agent for certain VAS arrangements.

Revenue from server hosting, co-location services and customer support services are recognized at point in time as the services are performed.

Contract balances

Contract assets

A contract asset is initially recognized for revenue earned from installation services because the receipt of consideration is conditional on successful completion of the installation.  Upon completion of the installation and acceptance by the customer, the amount recognized as contract assets is reclassified to trade receivables when billed.  Contract assets are subject to impairment assessment.  Refer to accounting policies on impairment of financial assets in section Financial instruments – initial recognition and subsequent measurement.

Trade receivables

A receivable is recognized if an amount of consideration that is unconditional is due from the customer (i.e., only the passage of time is required before payment of the consideration is due).  Refer to accounting policies of financial assets in section Financial instruments – initial recognition and subsequent measurement.

Contract liabilities and unearned revenues

A contract liability is the obligation to transfer goods or services to a customer for which we have received consideration (or an amount of consideration is due) from the customer.  If a customer pays consideration before we transfer goods or services to the customer, a contract liability is recognized when the payment is made or the payment is due (whichever is earlier).  Contract liabilities and unearned revenues are recognized as revenue when we perform under the contract.

Incremental costs to obtain contracts

We often give commissions and incentives to sales agents for meeting certain volumes of new connections and corresponding value of plans contracted.  These costs are incremental costs to obtain as we would have not incurred these if the contract had not been obtained.  These are capitalized as an asset if these are expected to be recovered.  Any capitalized incremental costs to obtain would be amortized and recognized as expense over customer subscription period.  The capitalized incremental costs are subject to regular impairment assessment.

Interest income

Interest income is recognized as it accrues on a time proportion basis taking into account the principal amount outstanding and the EIR.

Dividend income

Revenue is recognized when our right to receive the payment is identified.

Expenses	Expenses Expenses are recognized as incurred.
Provisions

Provisions

We recognize a provision when we have a present obligation, legal or constructive, as a result of a past event, and when it is probable that an outflow of resources embodying economic benefits will be required to settle the obligation and a reliable estimate can be made of the amount of the obligation.  When we expect some or all of a provision to be reimbursed, the reimbursement is recognized as a separate asset, but only when the reimbursement is virtually certain to be received if the entity settles the obligation.  The expense relating to any provision is presented in our consolidated income statements, net of any reimbursements.  If the effect of the time value of money is material, provisions are discounted using a current pre-tax rate that reflects, where appropriate, the risks specific to the liability.  Where discounting is used, the increase in the provision due to the passage of time is recognized as interest expense in our consolidated income statements.

Retirement Benefits

Retirement Benefits

PLDT and certain of its subsidiaries are covered under Republic Act No. 7641 otherwise known as “The Philippine Retirement Law”.

Defined benefit pension plans

PLDT has separate and distinct retirement plans for itself and majority of its Philippine-based operating subsidiaries, administered by the respective Funds’ Trustees, covering permanent employees.  Retirement costs are separately determined using the projected unit credit method.  This method reflects services rendered by employees to the date of valuation and incorporates assumptions concerning employees’ projected salaries.

Retirement costs consist of the following:

•	Service cost;
•	Net interest on the net defined benefit asset or obligation; and
•	Remeasurements of net defined benefit asset or obligation.

Service cost (which includes current service costs, past service costs and gains or losses on curtailments and non-routine settlements) is recognized as part of “Selling, general and administrative expenses – Compensation and employee benefits” account in our consolidated income statements.  These amounts are calculated periodically by an independent qualified actuary.

Net interest on the net defined benefit asset or obligation is the change during the period in the net defined benefit asset or obligation that arises from the passage of time which is determined by applying the discount rate based on the government bonds to the net defined benefit asset or obligation.  Net defined benefit asset is recognized as part of advances and other noncurrent assets and net defined benefit obligation is recognized as part of pension and other employee benefits in our consolidated statements of financial position.

Remeasurements, comprising actuarial gains and losses, return on plan assets and any change in the effect of the asset ceiling (excluding net interest on defined benefit obligation) are recognized immediately in other comprehensive income in the period in which they occur.  Remeasurements are not classified to profit or loss in subsequent periods.

The net defined benefit asset or obligation comprises the present value of the defined benefit obligation (using a discount rate based on government bonds, as explained in Note 3 – Management’s Use of Accounting Judgments, Estimates and Assumptions – Estimating pension benefit costs and other employee benefits), net of the fair value of plan assets out of which the obligations are to be settled directly.  Plan assets are assets held by a long-term employee benefit fund or qualifying insurance policies and are not available to our creditors nor can they be paid directly to us.  Fair value is based on market price information and in the case of quoted securities, the published bid price and in the case of unquoted securities, the discounted cash flow using the income approach.  The value of any defined benefit asset recognized is restricted to the asset ceiling which is the present value of any economic benefits available in the form of refunds from the plan or reductions in the future contributions to the plan.  See Note 26 – Pension and Other Employee Benefits – Defined Benefit Pension Plans for more details.

Defined contribution plans

Smart and certain of its subsidiaries maintain a defined contribution plan that covers all regular full-time employees under which it pays fixed contributions based on the employees’ monthly salaries and provides for qualified employees to receive a defined benefit minimum guarantee.  The defined benefit minimum guarantee is equivalent to a certain percentage of the monthly salary payable to an employee at normal retirement age with the required credited years of service based on the provisions of Republic Act No. 7641.

Accordingly, Smart and certain of its subsidiaries account for their retirement obligation under the higher of the defined benefit obligation related to the minimum guarantee and the obligation arising from the defined contribution plan.

For the defined benefit minimum guarantee plan, the liability is determined based on the present value of the excess of the projected defined benefit obligation over the projected defined contribution obligation at the end of the reporting period.  The defined benefit obligation is calculated annually by a qualified independent actuary using the projected unit credit method.  Smart and certain of its subsidiaries determines the net interest expense (income) on the net defined benefit liability (asset) for the period by applying the discount rate used to measure the defined benefit obligation at the beginning of the annual period to the then net defined benefit liability (asset), taking into account any changes in the net defined benefit liability (asset) during the period as a result of contributions and benefit payments.  Net interest expense (income) and other expenses (income) related to the defined benefit plan are recognized in our consolidated income statement.

The defined contribution liability, on the other hand, is measured at the fair value of the defined contribution assets upon which the defined contribution benefits depend, with an adjustment for margin on asset returns, if any, where this is reflected in the defined contribution benefits.

Remeasurements of the net defined benefit liability, which comprise actuarial gains and losses, the return on plan assets (excluding interest) and the effect of the asset ceiling (if any, excluding interest), are recognized immediately in our other comprehensive income.

When the benefits of the plan are changed or when the plan is curtailed, the resulting change in benefit that relates to past service or the gain or loss on curtailment is recognized immediately in our profit or loss.  Gains or losses on the settlement of the defined benefit plan are recognized when the settlement occurs.  See Note 26 – Pension and Other Employee Benefits – Defined Contribution Plans for more details.

Employee benefit costs include current service cost, net interest on the net defined benefit obligation, and remeasurements of the net defined benefit obligation.  Past service costs and actuarial gains and losses are recognized immediately in our consolidated income statement.

The long-term employee benefit liability comprises the present value of the defined benefit obligation (using a discount rate based on government bonds) at the end of the reporting period and is determined using the projected unit credit method.  See Note 26 – Pension and Other Employee Benefits – Other Long-term Employee Benefits for more details.

Other Long-term Employee Benefits	Other Long-term Employee Benefits
Transformation Incentive Plan, or TIP

Transformation Incentive Plan, or TIP

Cycle I TIP

PLDT provides incentive compensation to key officers, executives and other eligible participants, in the PLDT Group in the form of PLDT Inc. common shares of stock, or Performance Shares, over a three-year vesting period from January 1, 2017 to December 31, 2019.  The award of the performance shares is contingent on the achievement of Performance Targets based on PLDT Group’s cumulative consolidated core net income.

The starting point of expense recognition is the date of grant, which is the date when the formal invitation letter was sent to the eligible participants.  The fair value of the award (excluding the effect of any service and non-market performance vesting conditions) is determined at the grant date.  At each subsequent reporting date until vesting, a best estimate of the cumulative charge to profit or loss at that date is computed.  As the share-based payments vests in installments over the service period, the award is treated as expense over the vesting period.

On December 11, 2018, the Executive Compensation Committee, or ECC, of the Board approved Management’s recommended modifications to the Plan, and partial equity and cash settled set-up was implemented for the 2019 TIP Grant.  The revised set-up includes a fixed number of shares that will be granted (“equity award”) and the estimated fair value of the difference between the number of shares granted in the original equity grant and the equity award will be paid in cash (“cash award”).  The fair value of the cash award is determined at each reporting date using the estimated fair value of the corresponding shares.

Cycle 2 TIP

On August 7, 2020, the ECC approved the adjusted TIP that covers the years 2020 and 2021, and will be settled in cash.  The cash grant will be for the two years covered and payment will be in 2022.  The Cycle 2 TIP will be based on the achievement of the Cumulative Consolidated Core Net Income, or CCNI, for the years 2020 and 2021.

This other long-term employee benefit liability is recognized and measured using the projected unit credit method and to be amortized on a straight-line basis over the vesting period.

Please see Note 3 – Management’s Use of Accounting Judgments, Estimates and Assumptions – Estimating pension benefit cost and other employee benefits.

Leases – Beginning January 1, 2019 and Prior to January 1, 2019

Leases – Beginning January 1, 2019

We assess at contract inception whether the contract is, or contains, a lease that is, if the contract conveys the right to control the use of an identified asset for a period of time in exchange for a consideration.

As a Lessee.  We apply a single recognition and measurement approach for all leases, except for short-term leases and leases of low-value assets.  We recognize lease liabilities to make lease payments and ROU assets representing the right to use assets to the underlying assets.

•	ROU assets

We recognize ROU assets at the commencement date of the lease (i.e., the date the underlying asset is available for use).  ROU assets are measured at cost, less any accumulated depreciation and impairment losses, and adjusted for any remeasurement of lease liabilities.  The cost of ROU assets includes the amount of lease liabilities recognized, initial direct costs incurred, and lease payments made at or before the commencement date less any lease incentives received.  Unless it is reasonably certain that we obtain ownership of the leased asset at the end of the lease term, the recognized ROU assets are depreciated on a straight-line basis over the shorter of its estimated useful life and the lease term.  ROU assets are subject to impairment.  Refer to the accounting policies in impairment of non-financial assets section.

•	Lease liabilities

At the commencement date of the lease, we recognize lease liabilities measured at the present value of lease payments to be made over the lease term.  The lease payments include fixed payments (including in-substance fixed payments) less any lease incentives receivable, variable lease payments that depend on an index or a rate, and amounts expected to be paid under residual value guarantees.  The lease payments also include the exercise price of a purchase option reasonably certain to be exercised and payments of penalties for terminating a lease, if the lease term reflects exercising the option to terminate.  The variable lease payments that do not depend on an index or a rate are recognized as expense in the period on which the event or condition that triggers the payment occurs.

In calculating the present value of lease payments, we use the incremental borrowing rate at the lease commencement date if the interest rate implicit in the lease is not readily determinable.  After the commencement date, the amount of lease liabilities is increased to reflect the accretion of interest and reduced for the lease payments made.  In addition, the carrying amount of lease liabilities is remeasured if there is a modification, a change in the lease term, a change in the in-substance fixed lease payments or a change in the assessment to purchase the underlying asset.

•	Short-term leases and leases of low-value assets

We apply the short-term lease recognition exemption to our short-term leases of machinery and equipment  (i.e., those leases that have a lease term ending within 12 months or less from the commencement date and do not contain a purchase option).  We also apply the lease of low-value assets recognition exemption to leases that are considered of low value (i.e., below Php250 thousand).  Lease payments on short-term leases and leases of low-value assets are recognized as expense in our consolidated income statement on a straight-line basis over the lease term.

As a Lessor.  Leases in which we do not transfer substantially all the risks and rewards incidental to ownership of an asset are classified as operating leases.  Rental income is accounted for on a straight-line basis over the lease term and is included in revenue in our consolidated income statements due to its operating nature.  Initial direct costs incurred in negotiating and arranging an operating lease are added to the carrying amount of the leased asset and recognized over the lease term on the bases as rental income.

Sale and Leaseback.  If we transfer an asset to another entity (the buyer-lessor) and leases that asset back from the buyer-lessor, we account for the transfer contract and the lease by applying the requirements of IFRS 16. We first apply the requirements for determining when a performance obligation is satisfied in IFRS 15 to determine whether the transfer of an asset is accounted for as a sale of that asset.

For transfer of an asset that satisfies the requirements of IFRS 15 to be accounted for as a sale of the asset, we measure the right-of-use asset arising from the leaseback at the proportion of the previous carrying amount of the asset that relates to the right of use retained by us. Accordingly, we recognize only the amount of any gain or loss that relates to the rights transferred to the buyer-lessor.

If the transfer of an asset does not satisfy the requirements of IFRS 15 to be accounted for as a sale of the asset, we continue to recognize the transferred asset and recognize a financial liability equal to the transfer proceeds. We account for the financial liability applying IFRS 9.

Leases – Prior to January 1, 2019

The determination of whether an arrangement is, or contains, a lease is based on the substance of the arrangement at inception date.  The arrangement is assessed for whether the fulfillment of the arrangement is dependent on the use of a specific asset or assets and the arrangement conveys a right to use the asset or assets, even if that right is not explicitly specified in an arrangement.  A reassessment is made after the inception of the lease only if one of the following applies: (a) there is a change in contractual terms, other than a renewal or extension of the agreement; (b) a renewal option is exercised or extension granted, unless the term of the renewal or extension was initially included in the lease term; (c) there is a change in the determination of whether the fulfillment is dependent on a specified asset; or (d) there is a substantial change to the asset.

Where a reassessment is made, lease accounting shall commence or cease from the date when the change in circumstances gave rise to the reassessment for scenarios (a), (c) or (d) and the date of renewal or extension period for scenario (b).

As a Lessee.  Leases where the lessor retains substantially all the risks and benefits of ownership of the assets are classified as operating leases.  Operating lease payments are recognized as expense in our consolidated income statements on a straight-line basis over the lease term.

All other leases are classified as finance leases.  A finance lease gives rise to the recognition of a leased asset and finance lease liability.  Capitalized leased assets are depreciated over the shorter of the estimated useful life of the asset or the lease term, if there is no reasonable certainty that we will obtain ownership of the leased asset at the end of the lease term.  Interest expense is recognized over the lease term using the EIR.

As a Lessor.  Leases where we retain substantially all the risks and benefits of ownership of the asset are classified as operating leases.  Any initial direct costs incurred in negotiating an operating lease are added to the carrying amount of the leased asset and recognized over the lease term on the same bases as rental income.  Rental income is recognized in our consolidated income statements on a straight-line basis over the lease term.

All other leases are classified as finance leases.  At the inception of the finance lease, the asset subject to lease agreement is derecognized and lease receivable is recognized.  Interest income is accrued over the lease term using the EIR and lease amortization is accounted for as reduction of lease receivable.

Income Taxes

Income Taxes

Current income tax

Current income tax assets and liabilities for the current and prior years are measured at the amount expected to be recovered from or paid to the taxation authorities.  The tax rates and tax laws used to compute the amount are those that are enacted or substantively enacted as at the end of the reporting period where we operate and generate taxable income.

Current income tax relating to items recognized directly in equity is recognized in equity and not in our consolidated income statement.  Management periodically evaluates positions taken in the tax returns with respect to situations in which applicable tax regulations are subject to interpretation and establishes provisions where appropriate.

Deferred income tax

Deferred income tax is provided on all temporary differences between the tax bases of assets and liabilities and their carrying amounts for financial reporting purposes at the end of the reporting period.

Deferred income tax liabilities are recognized for all taxable temporary differences except: (1) when the deferred income tax liability arises from the initial recognition of goodwill or of an asset or liability in a transaction that is not a business combination and, at the time of the transaction, affects neither the accounting profit nor taxable profit or loss; and (2) with respect to taxable temporary differences associated with investments in subsidiaries, associates and interest in joint ventures, when the timing of the reversal of the temporary differences can be controlled and it is probable that the temporary differences will not reverse in the foreseeable future.

Deferred income tax assets are recognized for all deductible temporary differences, the carryforward benefits of unused tax credits from excess minimum corporate income tax, or MCIT, over regular corporate income tax, or RCIT, and unused net operating loss carry over, or NOLCO.  Deferred income tax assets are recognized to the extent that it is probable that taxable profit will be available against which the deductible temporary differences and carryforward benefits of unused tax credits and unused tax losses can be utilized, except: (1) when the deferred income tax asset relating to the deductible temporary difference arises from the initial recognition of an asset or liability in a transaction that is not a business combination and, at the time of the transaction, affects neither the accounting profit nor taxable profit or loss; and (2) with respect to deductible temporary differences associated with investments in subsidiaries, associates and interests in joint ventures, deferred income tax assets are recognized only to the extent that it is probable that the temporary differences will reverse in the foreseeable future and taxable profit will be available against which the temporary differences can be utilized.

The carrying amount of deferred income tax assets is reviewed at the end of each reporting period and reduced to the extent that it is no longer probable that sufficient taxable profit will be available to allow all or part of the deferred income tax assets to be utilized.  Unrecognized deferred income tax assets are reassessed at the end of each reporting period and are recognized to the extent that it has become probable that future taxable profit will allow the deferred income tax assets to be recovered.

Deferred income tax assets and liabilities are measured at the tax rates that are expected to apply in the year when the asset is realized or the liability is settled, based on tax rates (and tax laws) that have been enacted or substantively enacted as at the end of the reporting period.

Deferred income tax relating to items recognized in “Other comprehensive income” account is included in our consolidated statements of comprehensive income and not in our consolidated income statements.

Deferred income tax assets and liabilities are offset, if a legally enforceable right exists to offset current income tax assets against current income tax liabilities and the deferred income taxes relate to the same taxable entity and the same taxation authority.

Tax benefits acquired as part of a business combination, but not satisfying the criteria for separate recognition at that date, would be recognized subsequently if new information about facts and circumstances changed.  The adjustment would either be treated as a reduction to goodwill (as long as it does not exceed goodwill) if it is incurred during the measurement period or in our consolidated income statement.

VAT

VAT

Revenues, expenses and assets are recognized net of the amount of VAT, if applicable.  When VAT from sales of goods and/or services (output VAT) exceeds VAT passed on from purchases of goods or services (input VAT), the excess is recognized as payable in our consolidated statements of financial position.  When VAT passed on from purchases of goods or services (input VAT) exceeds VAT from sales of goods and/or services (output VAT), the excess is recognized as an asset in our consolidated statements of financial position to the extent of the recoverable amount.

Contingencies

Contingencies

Contingent liabilities are not recognized in our consolidated financial statements.  They are disclosed in the notes to our consolidated financial statements unless the possibility of an outflow of resources embodying economic benefits is remote.  Contingent assets are not recognized in our consolidated financial statements but are disclosed in the notes to our consolidated financial statements when an inflow of economic benefits is probable.

Events After the End of the Reporting Period

Events After the End of the Reporting Period

Post year-end events up to the date of approval of the Board of Directors that provide additional information about our financial position at the end of the reporting period (adjusting events) are reflected in our consolidated financial statements.  Post year-end events that are not adjusting events are disclosed in the notes to our consolidated financial statements when material.

Equity

Equity

Preferred and common stocks are measured at par value for all shares issued.  Incremental costs incurred directly attributable to the issuance of new shares are shown in equity as a deduction from proceeds, net of tax.  Proceeds and/or fair value of considerations received in excess of par value are recognized as capital in excess of par value in our consolidated statement of changes in equity and consolidated statements of financial position.

Treasury stocks are our own equity instruments which are reacquired and recognized at cost and presented as reduction in equity.  No gain or loss is recognized in our consolidated income statements on the purchase, sale, reissuance or cancellation of our own equity instruments.  Any difference between the carrying amount and the consideration upon reissuance or cancellation of shares is recognized as capital in excess of par value in our consolidated statement of changes in equity and consolidated statements of financial position.

Change in the ownership interest of a subsidiary, without loss of control, is accounted for as an equity transaction and any impact is presented as part of capital in excess of par value in our consolidated statement of changes in equity.

Retained earnings represent our net accumulated earnings less cumulative dividends declared.

Other comprehensive income comprises of income and expense, including reclassification adjustments that are not recognized in our consolidated income statement as required or permitted by IFRS.

Standards Issued But Not Yet Effective

Standards Issued But Not Yet Effective

The standards that are issued, but not yet effective, up to the date of issuance of the consolidated financial statements are listed below.  We will adopt these standards and amendments to existing standards which are relevant to us when these become effective.

Effective beginning on or after January 1, 2021

•	Amendments to IFRS 9, Financial Instruments, IFRS 7, Financial Instruments: Disclosures, IFRS 4, Insurance Contracts, and IFRS 16, Leases – Interest Rate Benchmark Reform – Phase 2

The amendments provide the following temporary reliefs which address the financial reporting effects when an interbank offered rate, or IBOR, is replaced with an alternative nearly risk-free interest rate, or RFR.

a)	Practical expedient for changes in the basis for determining the contractual cash flows as a result of IBOR reform;
b)	Relief from discontinuing hedging relationships; and
c)	Relief from the separately identifiable requirement when an RFR instrument is designated as a hedge of a risk component.

We shall also disclose information about:

a)	The nature and extent of risks to which the entity is exposed arising from financial instruments subject to IBOR reform, and how the entity manages those risks; and
b)	Their progress in completing the transition to alternative benchmark rates, and how the entity is managing that transition.

The amendments are effective for annual reporting periods beginning on or after January 1, 2021 and must be applied retrospectively, however, we are not required to restate prior periods. These amendments will apply to some of our financial instruments which are linked to the old interest rate benchmark.  We are anticipating the discontinuance of LIBOR as benchmark by 2022.  Therefore, the amendments will have no significant impact on our consolidated financial statements.

Effective beginning on or after January 1, 2022

•	Amendments to IAS 16, Property, Plant and Equipment, Proceeds Before Intended Use

The amendments prohibit entities deducting from the cost of an item of property, plant and equipment, any proceeds from selling items produced while bringing that asset to the location and condition necessary for it to be capable of operating in the manner intended by management.  Instead, an entity recognizes the proceeds from selling such items, and the costs of producing those items, in profit or loss.

The amendment is effective for annual reporting periods beginning on or after January 1, 2022 and must be applied retrospectively to items of property, plant and equipment made available for use on or after the beginning of the earliest period presented when the entity first applies the amendment.

The amendments will have no significant impact on our consolidated financial statements.

•	Amendments to IAS 37, Provisions, Contingent Liabilities and Contingent Assets, Onerous Contracts: Cost of Fulfilling a Contract

The amendments specify which costs an entity needs to include when assessing whether a contract is onerous or loss-making.  The amendments apply a “directly related cost approach”.  The costs that relate directly to a contract to provide goods or services include both incremental costs and an allocation of costs directly related to contract activities.  General and administrative costs do not relate directly to a contract and are excluded unless they are explicitly chargeable to the counterparty under the contract.

The amendments are effective for annual reporting periods beginning on or after January 1, 2022.  We will apply these amendments to contracts for which it has not yet fulfilled all its obligations at the beginning of the annual reporting period in which it first applies the amendments.

We are currently assessing the impact of the amendments on our consolidated financial statements.

•	Amendments to IFRS 3, Business Combinations, Reference to the Conceptual Framework

The amendments are intended to replace a reference to the Framework for the Preparation and Presentation of Financial Statements, issued in 1989, with a reference to the Conceptual Framework for Financial Reporting issued in March 2018 without significantly changing its requirements. The amendments added an exception to the recognition principle of IFRS 3, Business Combinations to avoid the issue of potential ‘day 2’gains or losses arising for liabilities and contingent liabilities that would be within the scope of IAS 37, Provisions, Contingent Liabilities and Contingent Assets or International Financial Reporting Interpretations Committee 21, Levies, if incurred separately.

At the same time, the amendments add a new paragraph to IFRS 3 to clarify that contingent assets do not qualify for recognition at the acquisition date.

The amendments are effective for annual reporting periods beginning on or after January 1, 2022 and apply prospectively.

We are currently assessing the impact of the amendments on our consolidated financial statements.

Annual Improvements to IFRSs 2018-2020 Cycle

•	Amendments to IFRS 1, First-time Adoption of Philippines Financial Reporting Standards, Subsidiary as a first-time adopter

The amendment permits a subsidiary that elects to apply paragraph D16(a) of IFRS 1 to measure cumulative translation differences using the amounts reported by the parent, based on the parent’s date of transition to IFRS.  This amendment is also applied to an associate or joint venture that elects to apply paragraph D16(a) of IFRS 1.

The amendment is effective for annual reporting periods beginning on or after January 1, 2022 with earlier adoption permitted.

The amendments will have no significant impact on our consolidated financial statements.

•	Amendments to IFRS 9, Financial Instruments, Fees in the “10 percent” test for derecognition of financial liabilities

The amendment clarifies the fees that an entity includes when assessing whether the terms of a new or modified financial liability are substantially different from the terms of the original financial liability.  These fees include only those paid or received between the borrower and the lender, including fees paid or received by either the borrower or lender on the other’s behalf.  An entity applies the amendment to financial liabilities that are modified or exchanged on or after the beginning of the annual reporting period in which the entity first applies the amendment.

The amendment is effective for annual reporting periods beginning on or after January 1, 2022 with earlier adoption permitted.  We will apply the amendments to financial liabilities that are modified or exchanged on or after the beginning of the annual reporting period in which the entity first applies the amendment.

The amendments will have no significant impact on our consolidated financial statements.

•	Amendments to IAS 41, Agriculture, Taxation in Fair Value Measurements

The amendment removes the requirement in paragraph 22 of IAS 41 that entities exclude cash flows for taxation when measuring the fair value of assets within the scope of IAS 41.

An entity applies the amendment prospectively to fair value measurements on or after the beginning of the first annual reporting period beginning on or after January 1, 2022 with earlier adoption permitted.

The amendments will have no significant impact on our consolidated financial statements.

Effective beginning on or after January 1, 2023

•	Amendments to IAS 1, Presentation of Financial Statements, Classification of Liabilities as Current or Noncurrent

The amendments clarify paragraphs 69 to 76 of IAS 1, Presentation of Financial Statements, to specify the requirements for classifying liabilities as current or non-current. The amendments clarify:

a)	What is meant by a right to defer settlement;

b)	That a right to defer must exist at the end of the reporting period;

c)	That classification is unaffected by the likelihood that an entity will exercise its deferral right; and

d)	That only if an embedded derivative in a convertible liability is itself an equity instrument would the terms of a liability not impact its classification.

The amendments are effective for annual reporting periods beginning on or after January 1, 2023 and must be applied retrospectively.

We are currently assessing the impact the amendments will have on current practice and whether existing loan agreements may require renegotiation.

•	IFRS 17, Insurance Contracts

IFRS 17 is a comprehensive new accounting standard for insurance contracts covering recognition and measurement, presentation and disclosure.  Once effective, IFRS 17 will replace IFRS 4, Insurance Contracts.  This new standard on insurance contracts applies to all types of insurance contracts (i.e., life, non-life, direct insurance and re-insurance), regardless of the type of entities that issue them, as well as to certain guarantees and financial instruments with discretionary participation features.  A few scope exceptions will apply.

The overall objective of IFRS 17 is to provide an accounting model for insurance contracts that is more useful and consistent for insurers.  In contrast to the requirements in IFRS 4, which are largely based on grandfathering previous local accounting policies, IFRS 17 provides a comprehensive model for insurance contracts, covering all relevant accounting aspects.  The core of IFRS 17 is the general model, supplemented by:

1.	A specific adaptation for contracts with participation features (the variable fee approach); and
2.	A simplified approach (the premium allocation approach) mainly for short-duration contracts.

IFRS 17 is effective for reporting periods beginning on or after January 1, 2023, with comparative figures required.  Early application is permitted.

The standard will have no significant impact on our consolidated financial statements.

Deferred effectivity

•	Amendments to IFRS 10, Consolidated Financial Statements and IAS 28, Investments in Associates and Joint Ventures, Sale or Contribution of Assets between an Investor and its Associate or Joint Venture

The amendments address the conflict between the IFRS 10 and IAS 28 in dealing with the loss of control of a subsidiary that is sold or contributed to an associate or joint venture.  The amendments clarify that a full gain or loss is recognized when a transfer to an associate or joint venture involves a business as defined in IFRS 3.  Any gain or loss resulting from the sale or contribution of assets that does not constitute a business, however, is recognized only to the extent of unrelated investors’ interests in the associate or joint venture.

On January 13, 2016, the FRSC deferred the original effective date of January 1, 2016 of the said amendments until the International Accounting Standards Board completes its broader review of the research project on equity accounting that may result in the simplification of accounting for such transactions and of other aspects of accounting for associates and joint ventures.  We are currently assessing the impact of this amendment.